Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
SECOND QUARTER 2011

JPMORGAN CHASE & CO. TABLE OF CONTENTS

Page(s)

Consolidated Results
Consolidated Financial Highlights	2-3
Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Summary	7

Business Detail
Line of Business Financial Highlights — Managed Basis	8
Investment Bank	9-12
Retail Financial Services	13-19
Card Services	20-21
Commercial Banking	22-23
Treasury & Securities Services	24-25
Asset Management	26-30
Corporate/Private Equity	31-32

Credit-Related Information	33-38

Market Risk-Related Information	39

Supplemental Detail
Capital and Other Selected Balance Sheet Items	40
Mortgage Loan Repurchase Liability	41
Per Share-Related Information	42

Non-GAAP Financial Measures	43

Glossary of Terms	44-47

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share and ratio data)

	QUARTERLY TRENDS									YEAR-TO-DATE
								2Q11 Change				2011 Change
	2Q11		1Q11		4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
SELECTED INCOME STATEMENT DATA
Reported Basis
Total net revenue	$26,779		$25,221		$26,098	$23,824	$25,101	6%	7%	$52,000	$52,772	(1)%
Total noninterest expense	16,842		15,995		16,043	14,398	14,631	5	15	32,837	30,755	7
Pre-provision profit	9,937		9,226		10,055	9,426	10,470	8	(5)	19,163	22,017	(13)
Provision for credit losses	1,810		1,169		3,043	3,223	3,363	55	(46)	2,979	10,373	(71)
NET INCOME	5,431		5,555		4,831	4,418	4,795	(2)	13	10,986	8,121	35

Managed Basis (a)
Total net revenue	27,410		25,791		26,722	24,335	25,613	6	7	53,201	53,785	(1)
Total noninterest expense	16,842		15,995		16,043	14,398	14,631	5	15	32,837	30,755	7
Pre-provision profit	10,568		9,796		10,679	9,937	10,982	8	(4)	20,364	23,030	(12)
Provision for credit losses	1,810		1,169		3,043	3,223	3,363	55	(46)	2,979	10,373	(71)
NET INCOME	5,431		5,555		4,831	4,418	4,795	(2)	13	10,986	8,121	35

PER COMMON SHARE DATA
Basic earnings	1.28		1.29		1.13	1.02	1.10	(1)	16	2.57	1.84	40
Diluted earnings	1.27		1.28		1.12	1.01	1.09	(1)	17	2.55	1.83	39

Cash dividends declared	0.25		0.25	(g)	0.05	0.05	0.05	—	400	0.50	0.10	400
Book value	44.77		43.34		43.04	42.29	40.99	3	9	44.77	40.99	9
Closing share price (b)	40.94		46.10		42.42	38.06	36.61	(11)	12	40.94	36.61	12
Market capitalization	160,083		183,783		165,875	149,418	145,554	(13)	10	160,083	145,554	10

COMMON SHARES OUTSTANDING
Average: Basic	3,958.4		3,981.6		3,917.0	3,954.3	3,983.5	(1)	(1)	3,970.0	3,977.0	—
Diluted	3,983.2		4,014.1		3,935.2	3,971.9	4,005.6	(1)	(1)	3,998.6	4,000.2	—
Common shares at period-end	3,910.2		3,986.6		3,910.3	3,925.8	3,975.8	(2)	(2)	3,910.2	3,975.8	(2)

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	12%		13%		11%	10%	12%			13%	10%
Return on tangible common equity (“ROTCE”) (d)	17		18		16	15	17			18	15
Return on assets (“ROA”)	0.99		1.07		0.92	0.86	0.94			1.03	0.80

CAPITAL RATIOS
Tier 1 capital ratio	12.4	(f)	12.3		12.1	11.9	12.1
Total capital ratio	15.7	(f)	15.6		15.5	15.4	15.8
Tier 1 common capital ratio (e)	10.1	(f)	10.0		9.8	9.5	9.6

(a)	For further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 7.

(b)	Share prices shown for JPMorgan Chase’s common stock are from the New York Stock Exchange. JPMorgan Chase’s common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.

(c)	Ratios are based upon annualized amounts.

(d)	ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of tangible common equity. In management’s view, this measure is meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity and in facilitating comparisons with competitors. For further discussion, see page 43.

(e)	Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. For further discussion of Tier 1 common capital ratio, see page 43.

(f)	Estimated.

(g)	On March 18, 2011, the Board of Directors increased the Firm’s quarterly common stock dividend from $0.05 to $0.25 per share.

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$2,246,764	$2,198,161	$2,117,605	$2,141,595	$2,014,019	2%	12%	$2,246,764	$2,014,019	12%
Wholesale loans	248,823	236,007	227,633	220,597	216,826	5	15	248,823	216,826	15
Consumer, excluding credit card loans	315,390	321,186	327,618	333,498	339,663	(2)	(7)	315,390	339,663	(7)
Credit card loans	125,523	128,803	137,676	136,436	142,994	(3)	(12)	125,523	142,994	(12)
Deposits	1,048,685	995,829	930,369	903,138	887,805	5	18	1,048,685	887,805	18
Common stockholders’ equity	175,079	172,798	168,306	166,030	162,968	1	7	175,079	162,968	7
Total stockholders’ equity	182,879	180,598	176,106	173,830	171,120	1	7	182,879	171,120	7

Deposits-to-loans ratio	152%	145%	134%	131%	127%			152%	127%

Headcount	250,095	242,929	239,831	236,810	232,939	3	7	250,095	232,939	7

LINE OF BUSINESS NET INCOME/(LOSS)
Investment Bank	$2,057	$2,370	$1,501	$1,286	$1,381	(13)	49	$4,427	$3,852	15
Retail Financial Services	582	(208)	708	907	1,042	NM	(44)	374	911	(59)
Card Services	911	1,343	1,299	735	343	(32)	166	2,254	40	NM
Commercial Banking	607	546	530	471	693	11	(12)	1,153	1,083	6
Treasury & Securities Services	333	316	257	251	292	5	14	649	571	14
Asset Management	439	466	507	420	391	(6)	12	905	783	16
Corporate/Private Equity	502	722	29	348	653	(30)	(23)	1,224	881	39

NET INCOME	$5,431	$5,555	$4,831	$4,418	$4,795	(2)	13	$10,986	$8,121	35

JPMORGAN CHASE & CO. STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
REVENUE
Investment banking fees	$1,933	$1,793	$1,832	$1,476	$1,421	8%	36%	$3,726	$2,882	29%
Principal transactions	3,140	4,745	1,915	2,341	2,090	(34)	50	7,885	6,638	19
Lending- and deposit-related fees	1,649	1,546	1,545	1,563	1,586	7	4	3,195	3,232	(1)
Asset management, administration and commissions	3,703	3,606	3,697	3,188	3,349	3	11	7,309	6,614	11
Securities gains	837	102	1,253	102	1,000	NM	(16)	939	1,610	(42)
Mortgage fees and related income	1,103	(487)	1,617	707	888	NM	24	616	1,546	(60)
Credit card income	1,696	1,437	1,558	1,477	1,495	18	13	3,133	2,856	10
Other income	882	574	579	468	585	54	51	1,456	997	46

Noninterest revenue	14,943	13,316	13,996	11,322	12,414	12	20	28,259	26,375	7
Interest income	15,632	15,447	15,612	15,606	15,719	1	(1)	31,079	32,564	(5)
Interest expense	3,796	3,542	3,510	3,104	3,032	7	25	7,338	6,167	19

Net interest income	11,836	11,905	12,102	12,502	12,687	(1)	(7)	23,741	26,397	(10)

TOTAL NET REVENUE	26,779	25,221	26,098	23,824	25,101	6	7	52,000	52,772	(1)
Provision for credit losses	1,810	1,169	3,043	3,223	3,363	55	(46)	2,979	10,373	(71)
NONINTEREST EXPENSE
Compensation expense	7,569	8,263	6,571	6,661	7,616	(8)	(1)	15,832	14,892	6
Occupancy expense	935	978	1,045	884	883	(4)	6	1,913	1,752	9
Technology, communications and equipment expense	1,217	1,200	1,198	1,184	1,165	1	4	2,417	2,302	5
Professional and outside services	1,866	1,735	1,789	1,718	1,685	8	11	3,601	3,260	10
Marketing	744	659	584	651	628	13	18	1,403	1,211	16
Other expense	4,299	2,943	4,616	3,082	2,419	46	78	7,242	6,860	6
Amortization of intangibles	212	217	240	218	235	(2)	(10)	429	478	(10)

TOTAL NONINTEREST EXPENSE	16,842	15,995	16,043	14,398	14,631	5	15	32,837	30,755	7

Income before income tax expense	8,127	8,057	7,012	6,203	7,107	1	14	16,184	11,644	39
Income tax expense	2,696	2,502	2,181	1,785	2,312	8	17	5,198	3,523	48

NET INCOME	$5,431	$5,555	$4,831	$4,418	$4,795	(2)	13	$10,986	$8,121	35

PER COMMON SHARE DATA
Basic earnings	$1.28	$1.29	$1.13	$1.02	$1.10	(1)	16	$2.57	$1.84	40
Diluted earnings	1.27	1.28	1.12	1.01	1.09	(1)	17	2.55	1.83	39

FINANCIAL RATIOS
Return on equity	12%	13%	11%	10%	12%			13%	10%
Return on tangible common equity (a)	17	18	16	15	17			18	15
Return on assets	0.99	1.07	0.92	0.86	0.94			1.03	0.80
Effective income tax rate	33	31	31	29	33			32	30
Overhead ratio	63	63	61	60	58			63	58

(a)	ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of tangible common equity. In management’s view, this measure is meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity and in facilitating comparisons with competitors. For further discussion, see page 43.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						June 30, 2011
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2011	2011	2010	2010	2010	2011	2010
ASSETS
Cash and due from banks	$30,466	$23,469	$27,567	$23,960	$32,806	30%	(7)%
Deposits with banks	169,880	80,842	21,673	31,077	39,430	110	331
Federal funds sold and securities purchased under resale agreements	213,362	217,356	222,554	235,390	199,024	(2)	7
Securities borrowed	121,493	119,000	123,587	127,365	122,289	2	(1)
Trading assets:
Debt and equity instruments	381,339	422,404	409,411	378,222	317,293	(10)	20
Derivative receivables	77,383	78,744	80,481	97,293	80,215	(2)	(4)
Securities	324,741	334,800	316,336	340,168	312,013	(3)	4
Loans	689,736	685,996	692,927	690,531	699,483	1	(1)
Less: Allowance for loan losses	28,520	29,750	32,266	34,161	35,836	(4)	(20)

Loans, net of allowance for loan losses	661,216	656,246	660,661	656,370	663,647	1	—
Accrued interest and accounts receivable	80,292	79,236	70,147	63,224	61,295	1	31
Premises and equipment	13,679	13,422	13,355	11,316	11,267	2	21
Goodwill	48,882	48,856	48,854	48,736	48,320	—	1
Mortgage servicing rights	12,243	13,093	13,649	10,305	11,853	(6)	3
Other intangible assets	3,679	3,857	4,039	3,982	4,178	(5)	(12)
Other assets	108,109	106,836	105,291	114,187	110,389	1	(2)

TOTAL ASSETS	$2,246,764	$2,198,161	$2,117,605	$2,141,595	$2,014,019	2	12

LIABILITIES
Deposits	$1,048,685	$995,829	$930,369	$903,138	$887,805	5	18
Federal funds purchased and securities loaned or sold under repurchase agreements	254,124	285,444	276,644	314,161	237,455	(11)	7
Commercial paper	51,160	46,022	35,363	38,611	41,082	11	25
Other borrowed funds (a)	30,208	36,704	34,325	35,736	32,607	(18)	(7)
Trading liabilities:
Debt and equity instruments	84,865	80,031	76,947	82,919	74,745	6	14
Derivative payables	63,668	61,362	69,219	74,902	60,137	4	6
Accounts payable and other liabilities	184,490	171,638	170,330	169,365	160,478	7	15
Beneficial interests issued by consolidated VIEs	67,457	70,917	77,649	77,438	88,148	(5)	(23)
Long-term debt (a)	279,228	269,616	270,653	271,495	260,442	4	7

TOTAL LIABILITIES	2,063,885	2,017,563	1,941,499	1,967,765	1,842,899	2	12

STOCKHOLDERS’ EQUITY
Preferred stock	7,800	7,800	7,800	7,800	8,152	—	(4)
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Capital surplus	95,061	94,660	97,415	96,938	96,745	—	(2)
Retained earnings	82,612	78,342	73,998	69,531	65,465	5	26
Accumulated other comprehensive income	1,638	712	1,001	3,096	2,404	130	(32)
Shares held in RSU Trust, at cost	(53)	(53)	(53)	(68)	(68)	—	22
Treasury stock, at cost	(8,284)	(4,968)	(8,160)	(7,572)	(5,683)	(67)	(46)

TOTAL STOCKHOLDERS’ EQUITY	182,879	180,598	176,106	173,830	171,120	1	7

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,246,764	$2,198,161	$2,117,605	$2,141,595	$2,014,019	2	12

(a)	Effective January 1, 2011, the long-term portion of advances from Federal Home Loan Banks (“FHLBs”) was reclassified from other borrowed funds to long-term debt. Prior periods have been revised to conform with the current presentation.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change					2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010		2010
AVERAGE BALANCES
ASSETS
Deposits with banks	$75,801	$37,155	$29,213	$38,747	$58,737	104%	29%	$56,584	$61,468		(8)%
Federal funds sold and securities purchased under resale agreements	202,036	202,481	201,489	192,099	189,573	—	7	202,256	179,858		12
Securities borrowed	124,806	114,589	119,973	121,302	113,650	9	10	119,726	114,140		5
Trading assets — debt instruments	285,104	275,512	273,929	251,790	245,532	3	16	280,334	246,804		14
Securities	342,248	318,936	328,126	327,798	327,425	7	5	330,657	332,405		(1)
Loans	686,111	688,133	690,529	693,791	705,189	—	(3)	687,117	715,108		(4)
Other assets (a)	48,716	49,887	42,583	36,912	34,429	(2)	41	49,299	31,175		58

Total interest-earning assets	1,764,822	1,686,693	1,685,842	1,662,439	1,674,535	5	5	1,725,973	1,680,958		3
Trading assets — equity instruments	137,611	141,951	122,827	96,200	95,080	(3)	45	139,769	89,408		56
Trading assets — derivative receivables	82,860	85,437	87,569	92,857	79,409	(3)	4	84,141	79,048		6
All other noninterest-earning assets	207,250	190,371	192,906	189,617	194,623	9	6	198,858	191,763		4

TOTAL ASSETS	$2,192,543	$2,104,452	$2,089,144	$2,041,113	$2,043,647	4	7	$2,148,741	$2,041,177		5

LIABILITIES
Interest-bearing deposits	$732,766	$700,921	$669,346	$659,027	$668,953	5	10	$716,932	$673,169		7
Federal funds purchased and securities loaned or sold under repurchase agreements	281,843	278,250	287,493	281,171	273,614	1	3	280,056	272,779		3
Commercial paper	41,682	36,838	34,507	34,523	37,557	13	11	39,273	37,509		5
Trading liabilities — debt, short-term and other liabilities (b)(c)	212,878	193,814	196,840	188,010	189,826	10	12	203,398	179,586		13
Beneficial interests issued by consolidated VIEs	69,399	72,932	78,114	83,928	90,085	(5)	(23)	71,156	94,072		(24)
Long-term debt (c)	273,934	269,156	273,066	267,556	270,085	2	1	271,559	275,883		(2)

Total interest-bearing liabilities	1,612,502	1,551,911	1,539,366	1,514,215	1,530,120	4	5	1,582,374	1,532,998		3
Noninterest-bearing deposits	247,137	229,461	225,966	213,700	209,615	8	18	238,347	204,871		16
Trading liabilities — equity instruments	3,289	7,872	7,166	6,560	5,216	(58)	(37)	5,568	5,470		2
Trading liabilities — derivative payables	66,009	71,288	71,727	69,350	62,547	(7)	6	68,634	60,809		13
All other noninterest-bearing liabilities	81,729	66,705	70,307	65,335	68,928	23	19	74,259	71,287		4

TOTAL LIABILITIES	2,010,666	1,927,237	1,914,532	1,869,160	1,876,426	4	7	1,969,182	1,875,435		5

Preferred stock	7,800	7,800	7,800	7,991	8,152	—	(4)	7,800	8,152		(4)
Common stockholders’ equity	174,077	169,415	166,812	163,962	159,069	3	9	171,759	157,590		9

TOTAL STOCKHOLDERS’ EQUITY	181,877	177,215	174,612	171,953	167,221	3	9	179,559	165,742		8

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,192,543	$2,104,452	$2,089,144	$2,041,113	$2,043,647	4	7	$2,148,741	$2,041,177		5

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	0.76%	1.11%	1.02%	0.85%	0.63%			0.87%	0.61%
Federal funds sold and securities purchased under resale agreements	1.20	1.09	1.05	0.92	0.84			1.14	0.90
Securities borrowed	0.10	0.17	0.16	0.22	0.11			0.13	0.11
Trading assets — debt instruments	4.23	4.31	4.29	4.37	4.25			4.27	4.41
Securities	3.10	2.89	2.44	2.67	3.14			3.00	3.34
Loans	5.36	5.62	5.71	5.71	5.68			5.49	5.80
Other assets (a)	1.30	1.20	1.54	1.57	1.60			1.25	1.49
Total interest-earning assets	3.58	3.74	3.70	3.75	3.79			3.66	3.93

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.61	0.53	0.50	0.51	0.53			0.58	0.52
Federal funds purchased and securities loaned or sold under repurchase agreements	0.29	0.17	0.12	(0.28) (d)	(0.07) (d)			0.23	(0.06	)(d)
Commercial paper	0.19	0.21	0.21	0.20	0.19			0.20	0.19
Trading liabilities — debt, short-term and other liabilities (b)(c)	1.26	1.43	1.57	1.27	1.11			1.34	1.24
Beneficial interests issued by consolidated VIEs	1.17	1.19	1.13	1.36	1.36			1.18	1.36
Long-term debt (c)	2.31	2.39	2.25	2.30	2.00			2.35	2.01
Total interest-bearing liabilities	0.94	0.93	0.90	0.81	0.79			0.94	0.81

INTEREST RATE SPREAD	2.64%	2.81%	2.80%	2.94%	3.00%			2.72%	3.12%
NET YIELD ON INTEREST-EARNING ASSETS	2.72%	2.89%	2.88%	3.01%	3.06%			2.80%	3.19%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Effective January 1, 2011, the long-term portion of the advances from FHLBs was reclassified from other borrowed funds, which is included in short-term and other liabilities, to long-term debt. Prior periods have been revised to conform with the current presentation.

(d)	Includes a benefit from the favorable market environments for dollar-roll financings.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (in millions)
     The Firm prepares its consolidated financial statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 43.
     The following summary table provides a reconciliation from the Firm’s reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
OTHER INCOME
Other income — reported	$882	$574	$579	$468	$585	54%	51%	$1,456	$997	46%
Fully tax-equivalent adjustments	510	451	503	415	416	13	23	961	827	16

Other income — managed	$1,392	$1,025	$1,082	$883	$1,001	36	39	$2,417	$1,824	33

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$14,943	$13,316	$13,996	$11,322	$12,414	12	20	$28,259	$26,375	7
Fully tax-equivalent adjustments	510	451	503	415	416	13	23	961	827	16

Total noninterest revenue — managed	$15,453	$13,767	$14,499	$11,737	$12,830	12	20	$29,220	$27,202	7

NET INTEREST INCOME
Net interest income — reported	$11,836	$11,905	$12,102	$12,502	$12,687	(1)	(7)	$23,741	$26,397	(10)
Fully tax-equivalent adjustments	121	119	121	96	96	2	26	240	186	29

Net interest income — managed	$11,957	$12,024	$12,223	$12,598	$12,783	(1)	(6)	$23,981	$26,583	(10)

TOTAL NET REVENUE
Total net revenue — reported	$26,779	$25,221	$26,098	$23,824	$25,101	6	7	$52,000	$52,772	(1)
Fully tax-equivalent adjustments	631	570	624	511	512	11	23	1,201	1,013	19

Total net revenue — managed	$27,410	$25,791	$26,722	$24,335	$25,613	6	7	$53,201	$53,785	(1)

PRE-PROVISION PROFIT
Total pre-provision profit — reported	$9,937	$9,226	$10,055	$9,426	$10,470	8	(5)	$19,163	$22,017	(13)
Fully tax-equivalent adjustments	631	570	624	511	512	11	23	1,201	1,013	19

Total pre-provision profit — managed	$10,568	$9,796	$10,679	$9,937	$10,982	8	(4)	$20,364	$23,030	(12)

INCOME TAX EXPENSE
Income tax expense — reported	$2,696	$2,502	$2,181	$1,785	$2,312	8	17	$5,198	$3,523	48
Fully tax-equivalent adjustments	631	570	624	511	512	11	23	1,201	1,013	19

Income tax expense — managed	$3,327	$3,072	$2,805	$2,296	$2,824	8	18	$6,399	$4,536	41

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$7,314	$8,233	$6,213	$5,353	$6,332	(11)%	16%	$15,547	$14,651	6%
Retail Financial Services	7,976	6,275	8,525	7,646	7,809	27	2	14,251	15,585	(9)
Card Services	3,927	3,982	4,246	4,253	4,217	(1)	(7)	7,909	8,664	(9)
Commercial Banking	1,627	1,516	1,611	1,527	1,486	7	9	3,143	2,902	8
Treasury & Securities Services	1,932	1,840	1,913	1,831	1,881	5	3	3,772	3,637	4
Asset Management	2,537	2,406	2,613	2,172	2,068	5	23	4,943	4,199	18
Corporate/Private Equity (a)	2,097	1,539	1,601	1,553	1,820	36	15	3,636	4,147	(12)

TOTAL NET REVENUE	$27,410	$25,791	$26,722	$24,335	$25,613	6	7	$53,201	$53,785	(1)

TOTAL PRE-PROVISION PROFIT
Investment Bank (a)	$2,982	$3,217	$2,012	$1,649	$1,810	(7)	65	$6,199	$5,291	17
Retail Financial Services	2,339	1,013	3,701	3,129	3,528	131	(34)	3,352	7,062	(53)
Card Services	2,305	2,427	2,732	2,808	2,781	(5)	(17)	4,732	5,826	(19)
Commercial Banking	1,064	953	1,053	967	944	12	13	2,017	1,821	11
Treasury & Securities Services	479	463	443	421	482	3	(1)	942	913	3
Asset Management	743	746	836	684	663	—	12	1,489	1,352	10
Corporate/Private Equity (a)	656	977	(98)	279	774	(33)	(15)	1,633	765	113

TOTAL PRE-PROVISION PROFIT	$10,568	$9,796	$10,679	$9,937	$10,982	8	(4)	$20,364	$23,030	(12)

NET INCOME/(LOSS)
Investment Bank	$2,057	$2,370	$1,501	$1,286	$1,381	(13)	49	$4,427	$3,852	15
Retail Financial Services	582	(208)	708	907	1,042	NM	(44)	374	911	(59)
Card Services	911	1,343	1,299	735	343	(32)	166	2,254	40	NM
Commercial Banking	607	546	530	471	693	11	(12)	1,153	1,083	6
Treasury & Securities Services	333	316	257	251	292	5	14	649	571	14
Asset Management	439	466	507	420	391	(6)	12	905	783	16
Corporate/Private Equity	502	722	29	348	653	(30)	(23)	1,224	881	39

TOTAL NET INCOME	$5,431	$5,555	$4,831	$4,418	$4,795	(2)	13	$10,986	$8,121	35

AVERAGE EQUITY (b)
Investment Bank	$40,000	$40,000	$40,000	$40,000	$40,000	—	—	$40,000	$40,000	—
Retail Financial Services	28,000	28,000	28,000	28,000	28,000	—	—	28,000	28,000	—
Card Services	13,000	13,000	15,000	15,000	15,000	—	(13)	13,000	15,000	(13)
Commercial Banking	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—
Treasury & Securities Services	7,000	7,000	6,500	6,500	6,500	—	8	7,000	6,500	8
Asset Management	6,500	6,500	6,500	6,500	6,500	—	—	6,500	6,500	—
Corporate/Private Equity	71,577	66,915	62,812	59,962	55,069	7	30	69,259	53,590	29

TOTAL AVERAGE EQUITY	$174,077	$169,415	$166,812	$163,962	$159,069	3	9	$171,759	$157,590	9

RETURN ON EQUITY (b)
Investment Bank	21%	24%	15%	13%	14%			22%	19%
Retail Financial Services	8	(3)	10	13	15			3	7
Card Services	28	42	34	19	9			35	1
Commercial Banking	30	28	26	23	35			29	27
Treasury & Securities Services	19	18	16	15	18			19	18
Asset Management	27	29	31	26	24			28	24
JPMORGAN CHASE	12	13	11	10	12			13	10

(a)	Corporate/Private Equity includes an adjustment to offset IB’s inclusion of a credit allocation income/(expense) to TSS in total net revenue; TSS reports the credit allocation as a separate line on its income statement (not within total net revenue).

(b)	Equity for a line of business represents the amount the Firm believes the business would require if it were operating independently, incorporating sufficient capital to address regulatory capital requirements (including Basel III Tier 1 common capital requirements), economic risk measures, and capital levels for similarly rated peers. Capital is also allocated to each line of business for, among other things, goodwill and other intangibles associated with acquisitions effected by the line of business. ROE is measured and internal targets for expected returns are established as key measures of a business segment’s performance. Effective January 1, 2011, capital allocated to Card Services was reduced by $2.0 billion, to $13.0 billion, largely reflecting portfolio runoff and the improving risk profile of the business; capital allocated to Treasury & Securities Services was increased by $500 million, to $7.0 billion, reflecting growth in the underlying business. The Firm continues to assess the level of capital required for each line of business, as well as the assumptions and methodologies used to allocate capital to the business segments, and further refinements may be implemented in future periods.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Investment banking fees	$1,922	$1,779	$1,833	$1,502	$1,405	8%	37%	$3,701	$2,851	30%
Principal transactions	2,309	3,398	1,289	1,129	2,105	(32)	10	5,707	6,036	(5)
Lending- and deposit-related fees	218	214	209	205	203	2	7	432	405	7
Asset management, administration and commissions	548	619	652	565	633	(11)	(13)	1,167	1,196	(2)
All other income (a)	236	166	185	61	86	42	174	402	135	198

Noninterest revenue	5,233	6,176	4,168	3,462	4,432	(15)	18	11,409	10,623	7
Net interest income	2,081	2,057	2,045	1,891	1,900	1	10	4,138	4,028	3

TOTAL NET REVENUE (b)	7,314	8,233	6,213	5,353	6,332	(11)	16	15,547	14,651	6

Provision for credit losses	(183)	(429)	(271)	(142)	(325)	57	44	(612)	(787)	22

NONINTEREST EXPENSE
Compensation expense	2,564	3,294	1,845	2,031	2,923	(22)	(12)	5,858	5,851	—
Noncompensation expense	1,768	1,722	2,356	1,673	1,599	3	11	3,490	3,509	(1)

TOTAL NONINTEREST EXPENSE	4,332	5,016	4,201	3,704	4,522	(14)	(4)	9,348	9,360	—

Income before income tax expense	3,165	3,646	2,283	1,791	2,135	(13)	48	6,811	6,078	12
Income tax expense	1,108	1,276	782	505	754	(13)	47	2,384	2,226	7

NET INCOME	$2,057	$2,370	$1,501	$1,286	$1,381	(13)	49	$4,427	$3,852	15

FINANCIAL RATIOS
ROE	21%	24%	15%	13%	14%			22%	19%
ROA	0.98	1.18	0.75	0.68	0.78			1.08	1.12
Overhead ratio	59	61	68	69	71			60	64
Compensation expense as a percent of total net revenue (c)	35	40	30	38	46			38	40

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$601	$429	$424	$385	$355	40	69	$1,030	$660	56
Equity underwriting	455	379	489	333	354	20	29	834	767	9
Debt underwriting	866	971	920	784	696	(11)	24	1,837	1,424	29

Total investment banking fees	1,922	1,779	1,833	1,502	1,405	8	37	3,701	2,851	30
Fixed income markets (d)	4,280	5,238	2,875	3,123	3,563	(18)	20	9,518	9,027	5
Equity markets (e)	1,223	1,406	1,128	1,135	1,038	(13)	18	2,629	2,500	5
Credit portfolio (a)(f)	(111)	(190)	377	(407)	326	42	NM	(301)	273	NM

Total net revenue	$7,314	$8,233	$6,213	$5,353	$6,332	(11)	16	$15,547	$14,651	6

(a)	IB manages core credit exposures related to the Global Corporate Bank (“GCB”) on behalf of IB and TSS. Effective January 1, 2011, IB and TSS will share the economics related to the Firm’s GCB clients. IB recognizes this sharing arrangement within all other income. Prior-year periods reflected the reimbursement from TSS for a portion of the total costs of managing the credit portfolio on behalf of TSS.

(b)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $493 million, $438 million, $475 million, $390 million and $401 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and $931 million and $804 million for year-to-date 2011 and 2010, respectively.

(c)	The compensation expense as a percentage of total net revenue ratio for the second quarter of 2010 and year-to-date of 2010 excluding the payroll tax expense related to the U.K. Bank Payroll Tax on certain compensation awarded from December 9, 2009 to April 5, 2010 to relevant banking employees, which is a non-GAAP financial measure, was 37% and 36%, respectively. IB excludes this tax from the ratio because it enables comparability between periods.

(d)	Fixed income markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.

(e)	Equities markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services.

(f)	Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
SELECTED BALANCE SHEET DATA (period-end)
Loans:
Loans retained (a)	$56,107	$52,712	$53,145	$51,299	$54,049	6%	4%	$56,107	$54,049	4%
Loans held-for-sale and loans at fair value	3,466	5,070	3,746	2,252	3,221	(32)	8	3,466	3,221	8

Total loans	59,573	57,782	56,891	53,551	57,270	3	4	59,573	57,270	4
Equity	40,000	40,000	40,000	40,000	40,000	—	—	40,000	40,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$841,355	$815,828	$792,703	$746,926	$710,005	3	18	$828,662	$693,157	20
Trading assets — debt and equity instruments	374,694	368,956	346,990	300,517	296,031	2	27	371,841	290,091	28
Trading assets — derivative receivables	69,346	67,462	72,491	76,530	65,847	3	5	68,409	65,998	4
Loans:
Loans retained (a)	54,590	53,370	52,502	53,331	53,351	2	2	53,983	55,912	(3)
Loans held-for-sale and loans at fair value	4,154	3,835	3,504	2,678	3,530	8	18	3,995	3,341	20

Total loans	58,744	57,205	56,006	56,009	56,881	3	3	57,978	59,253	(2)
Adjusted assets (b)	628,475	611,038	587,307	539,459	527,520	3	19	619,805	517,135	20
Equity	40,000	40,000	40,000	40,000	40,000	—	—	40,000	40,000	—

Headcount	27,716	26,494	26,314	26,373	26,279	5	5	27,716	26,279	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$7	$123	$(23)	$33	$28	(94)	(75)	$130	$725	(82)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	1,494	2,388	3,159	2,025	1,926	(37)	(22)	1,494	1,926	(22)
Nonaccrual loans held-for-sale and loans at fair value	193	259	460	361	334	(25)	(42)	193	334	(42)

Total nonaccrual loans	1,687	2,647	3,619	2,386	2,260	(36)	(25)	1,687	2,260	(25)

Derivative receivables	18	21	34	255	315	(14)	(94)	18	315	(94)
Assets acquired in loan satisfactions	83	73	117	148	151	14	(45)	83	151	(45)

Total nonperforming assets	1,788	2,741	3,770	2,789	2,726	(35)	(34)	1,788	2,726	(34)
Allowance for credit losses:
Allowance for loan losses	1,178	1,330	1,863	1,976	2,149	(11)	(45)	1,178	2,149	(45)
Allowance for lending-related commitments	383	424	447	570	564	(10)	(32)	383	564	(32)

Total allowance for credit losses	1,561	1,754	2,310	2,546	2,713	(11)	(42)	1,561	2,713	(42)

Net charge-off/(recovery) rate (a)(d)	0.05%	0.93%	(0.17)%	0.25%	0.21%			0.49%	2.61%
Allow. for loan losses to period-end loans retained (a)(d)	2.10	2.52	3.51	3.85	3.98			2.10	3.98
Allow. for loan losses to nonaccrual loans retained (a)(c)(d)	79	56	59	98	112			79	112
Nonaccrual loans to total period-end loans	2.83	4.58	6.36	4.46	3.95			2.83	3.95

(a)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans held-for-sale and loans at fair value.

(b)	Adjusted assets, a non-GAAP financial measure, is presented to assist the reader in comparing IB’s asset and capital levels to those of other investment banks in the securities industry. For further discussion of adjusted assets, see page 43.

(c)	Allowance for loan losses of $377 million, $567 million, $1.1 billion, $603 million and $617 million were held against these nonaccrual loans at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the allowance coverage ratio and net charge-off/(recovery) rate.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR - 95% CONFIDENCE LEVEL
Trading activities:
Fixed income	$45	$49	$53	$72	$64	(8)%	(30)%	$47	$66	(29)%
Foreign exchange	9	11	10	9	10	(18)	(10)	10	12	(17)
Equities	25	29	23	21	20	(14)	25	27	22	23
Commodities and other	16	13	14	13	20	23	(20)	15	18	(17)
Diversification (a)	(37)	(38)	(38)	(38)	(42)	3	12	(38)	(46)	17

Total trading VaR (b)	58	64	62	77	72	(9)	(19)	61	72	(15)

Credit portfolio VaR (c)	27	26	26	30	27	4	—	27	23	17
Diversification (a)	(8)	(7)	(10)	(8)	(9)	(14)	11	(8)	(9)	11

Total trading and credit portfolio VaR	$77	$83	$78	$99	$90	(7)	(14)	$80	$86	(7)

	June 30, 2011 YTD		Full Year 2010
	Market Share	Rankings	Market Share	Rankings
MARKET SHARES AND RANKINGS (d)
Global investment banking fees (e)	8.8%	#1	7.6%	#1
Debt, equity and equity-related
Global	6.9	1	7.2	1
U.S.	11.5	1	11.1	1
Syndicated loans
Global	12.4	1	8.5	2
U.S.	22.8	1	19.2	2
Long-term debt (f)
Global	6.8	2	7.2	2
U.S.	11.5	1	10.9	2
Equity and equity-related
Global (g)	7.2	3	7.3	3
U.S.	11.9	2	13.1	2
Announced M&A (h)
Global	20.5	2	16.4	3
U.S.	33.9	1	23.1	3

(a)	Average value-at-risk (“ VaR”) was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(b)	Trading VaR includes substantially all trading activities in IB, including the credit spread sensitivities of certain mortgage products and syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Credit portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market (“MTM”) hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not MTM.

(d)	Source: Dealogic. Global Investment Banking fees reflects the ranking of fees and market share. Remainder of rankings reflects transaction volume rank and market share.

(e)	Global IB fees exclude money market, short-term debt and shelf deals.

(f)	Long-term debt tables include investment-grade, high-yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities; and exclude money market, short-term debt, and U.S. municipal securities.

(g)	Equity and equity-related rankings include rights offerings and Chinese A-Shares.

(h)	Global announced M&A is based on transaction value at announcement; all other rankings are based on transaction proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. M&A for year-to-date 2011 and full year 2010 reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
INTERNATIONAL METRICS
Total net revenue: (a)
Asia/Pacific	$762	$1,122	$927	$993	$901	(32)%	(15)%	$1,884	$1,889	—%
Latin America/Caribbean	337	327	172	167	248	3	36	664	558	19
Europe/Middle East/Africa	2,478	2,592	1,423	1,538	1,544	(4)	60	5,070	4,419	15
North America	3,737	4,192	3,691	2,655	3,639	(11)	3	7,929	7,785	2

Total net revenue	$7,314	$8,233	$6,213	$5,353	$6,332	(11)	16	$15,547	$14,651	6

Loans (period-end): (b)
Asia/Pacific	$6,211	$5,472	$5,924	$5,595	$5,697	14	9	$6,211	$5,697	9
Latin America/Caribbean	2,633	2,190	2,200	1,545	1,763	20	49	2,633	1,763	49
Europe/Middle East/Africa	15,370	14,059	13,961	12,781	12,959	9	19	15,370	12,959	19
North America	31,893	30,991	31,060	31,378	33,630	3	(5)	31,893	33,630	(5)

Total loans	$56,107	$52,712	$53,145	$51,299	$54,049	6	4	$56,107	$54,049	4

(a)	Regional revenues are based primarily on the domicile of the client and/or location of the trading desk.

(b)	Includes retained loans based on the domicile of the customer. Excludes loans held-for-sale and loans at fair value.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$823	$746	$737	$759	$780	10%	6%	$1,569	$1,621	(3)%
Asset management, administration and commissions	501	487	456	443	433	3	16	988	885	12
Mortgage fees and related income	1,100	(489)	1,609	705	886	NM	24	611	1,541	(60)
Credit card income	572	537	524	502	480	7	19	1,109	930	19
Other income	409	364	370	379	413	12	(1)	773	767	1

Noninterest revenue	3,405	1,645	3,696	2,788	2,992	107	14	5,050	5,744	(12)
Net interest income	4,571	4,630	4,829	4,858	4,817	(1)	(5)	9,201	9,841	(7)

TOTAL NET REVENUE (a)	7,976	6,275	8,525	7,646	7,809	27	2	14,251	15,585	(9)

Provision for credit losses	1,128	1,326	2,456	1,548	1,715	(15)	(34)	2,454	5,448	(55)

NONINTEREST EXPENSE
Compensation expense	2,030	1,971	1,905	1,915	1,842	3	10	4,001	3,612	11
Noncompensation expense	3,547	3,231	2,851	2,533	2,369	10	50	6,778	4,771	42
Amortization of intangibles	60	60	68	69	70	—	(14)	120	140	(14)

TOTAL NONINTEREST EXPENSE	5,637	5,262	4,824	4,517	4,281	7	32	10,899	8,523	28

Income/(loss) before income tax expense/(benefit)	1,211	(313)	1,245	1,581	1,813	NM	(33)	898	1,614	(44)
Income tax expense/(benefit)	629	(105)	537	674	771	NM	(18)	524	703	(25)

NET INCOME/(LOSS)	$582	$(208)	$708	$907	$1,042	NM	(44)	$374	$911	(59)

FINANCIAL RATIOS
ROE	8%	(3)%	10%	13%	15%			3%	7%
Overhead ratio	71	84	57	59	55			76	55
Overhead ratio excluding core deposit intangibles (b)	70	83	56	58	54			76	54

SELECTED BALANCE SHEET DATA (period-end)
Assets	$349,182	$355,394	$366,841	$367,675	$375,329	(2)	(7)	$349,182	$375,329	(7)
Loans:
Loans retained	301,926	308,827	316,725	323,481	330,329	(2)	(9)	301,926	330,329	(9)
Loans held-for-sale and loans at fair value (c)	13,558	12,234	14,863	13,071	12,599	11	8	13,558	12,599	8

Total loans	315,484	321,061	331,588	336,552	342,928	(2)	(8)	315,484	342,928	(8)
Deposits	379,376	380,494	370,819	364,186	359,974	—	5	379,376	359,974	5
Equity	28,000	28,000	28,000	28,000	28,000	—	—	28,000	28,000	—

SELECTED BALANCE SHEET DATA (average)
Assets	352,836	364,266	373,883	375,968	381,906	(3)	(8)	358,520	387,854	(8)
Loans:
Loans retained	305,131	312,543	320,407	326,905	335,308	(2)	(9)	308,816	339,131	(9)
Loans held-for-sale and loans at fair value (c)	14,613	17,519	18,883	15,683	14,426	(17)	1	16,058	15,734	2

Total loans	319,744	330,062	339,290	342,588	349,734	(3)	(9)	324,874	354,865	(8)
Deposits	379,848	372,634	367,920	362,559	362,010	2	5	376,261	359,486	5
Equity	28,000	28,000	28,000	28,000	28,000	—	—	28,000	28,000	—

Headcount	127,837	123,550	121,876	119,424	116,879	3	9	127,837	116,879	9

(a)	Total net revenue included tax-equivalent adjustments associated with tax-exempt loans to municipalities and other qualified entities of $2 million, $3 million, $1 million, $4 million and $5 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and $5 million and $10 million for year-to-date 2011 and 2010, respectively.

(b)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions of $60 million, $60 million, $68 million, $69 million and $69 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and $120 million and $139 million for year-to-date 2011 and 2010, respectively.

(c)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $13.3 billion, $12.0 billion, $14.7 billion, $12.6 billion and $12.2 billion at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively. Average balances of these loans totaled $14.5 billion, $17.4 billion, $18.7 billion, $15.3 billion and $12.5 billion for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and $16.0 billion and $13.3 billion for year-to-date 2011 and 2010, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$1,223	$1,326	$2,159	$1,548	$1,761	(8)%	(31)%	$2,549	$4,199	(39)%
Nonaccrual loans:
Nonaccrual loans retained	8,273	8,499	8,768	9,801	10,457	(3)	(21)	8,273	10,457	(21)
Nonaccrual loans held-for-sale and loans at fair value	142	150	145	166	176	(5)	(19)	142	176	(19)

Total nonaccrual loans (a)(b)(c)	8,415	8,649	8,913	9,967	10,633	(3)	(21)	8,415	10,633	(21)
Nonperforming assets (a)(b)(c)	9,406	9,905	10,266	11,421	11,907	(5)	(21)	9,406	11,907	(21)
Allowance for loan losses	16,358	16,453	16,453	16,154	16,152	(1)	1	16,358	16,152	1

Net charge-off rate (d)	1.61%	1.72%	2.67%	1.88%	2.11%			1.66%	2.50%
Net charge-off rate excluding purchased credit-impaired (“PCI”) loans (d)(e)	2.08	2.23	3.47	2.44	2.75			2.16	3.26
Allowance for loan losses to ending loans retained (d)	5.42	5.33	5.19	4.99	4.89			5.42	4.89
Allowance for loan losses to ending loans retained excluding PCI loans (d)(e)	4.90	4.84	4.72	5.36	5.26			4.90	5.26
Allowance for loan losses to nonaccrual loans retained (a)(d)(e)	138	135	131	136	128			138	128
Nonaccrual loans to total loans	2.67	2.69	2.69	2.96	3.10			2.67	3.10
Nonaccrual loans to total loans excluding PCI loans (a)	3.41	3.46	3.44	3.81	4.00			3.41	4.00

(a)	Excludes PCI loans that were acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	At June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.1 billion, $8.8 billion, $9.4 billion, $9.2 billion and $8.9 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $2.4 billion, $2.3 billion, $1.9 billion, $1.7 billion and $1.4 billion, respectively; and (3) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $558 million, $615 million, $625 million, $572 million and $447 million, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(d)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(e)	Excludes the impact of PCI loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $4.9 billion, $4.9 billion, $4.9 billion, $2.8 billion and $2.8 billion was recorded for these loans at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, which has also been excluded from the applicable ratios. To date, no charge-offs have been recorded for these loans.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
RETAIL BANKING
Noninterest revenue	$1,887	$1,756	$1,715	$1,691	$1,684	7%	12%	$3,643	$3,386	8%
Net interest income	2,707	2,659	2,693	2,745	2,712	2	—	5,366	5,347	—

Total net revenue	4,594	4,415	4,408	4,436	4,396	4	5	9,009	8,733	3
Provision for credit losses	42	119	73	175	168	(65)	(75)	161	359	(55)
Noninterest expense	2,705	2,802	2,668	2,779	2,633	(3)	3	5,507	5,210	6

Income before income tax expense	1,847	1,494	1,667	1,482	1,595	24	16	3,341	3,164	6

Net income	$1,102	$891	$954	$848	$914	24	21	$1,993	$1,812	10

Overhead ratio	59%	63%	61%	63%	60%			61%	60%
Overhead ratio excluding core deposit intangibles (a)	58	62	59	61	58			60	58

BUSINESS METRICS (in billions, except where otherwise noted)
Business banking origination volume (in millions)	$1,573	$1,425	$1,435	$1,126	$1,222	10	29	$2,998	$2,127	41
End-of-period loans owned	17.1	17.0	16.8	16.6	16.6	1	3	17.1	16.6	3
End-of-period deposits:
Checking	136.3	137.4	131.7	124.2	123.5	(1)	10	136.3	123.5	10
Savings	178.1	176.3	166.6	162.4	161.8	1	10	178.1	161.8	10
Time and other	41.9	44.0	45.9	48.9	50.5	(5)	(17)	41.9	50.5	(17)

Total end-of-period deposits	356.3	357.7	344.2	335.5	335.8	—	6	356.3	335.8	6
Average loans owned	17.1	16.9	16.6	16.6	16.7	1	2	17.0	16.8	1
Average deposits:
Checking	136.5	132.0	126.6	123.5	123.6	3	10	134.3	121.7	10
Savings	176.8	171.1	164.7	162.2	162.8	3	9	174.0	160.7	8
Time and other	43.1	45.0	47.4	49.8	51.4	(4)	(16)	44.0	53.5	(18)

Total average deposits	356.4	348.1	338.7	335.5	337.8	2	6	352.3	335.9	5
Deposit margin	2.87%	2.92%	3.00%	3.08%	3.05%			2.89%	3.03%
Average assets	$28.3	$28.7	$28.3	$27.7	$28.4	(1)	—	$28.5	$28.7	(1)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	117	119	173	175	168	(2)	(30)	236	359	(34)
Net charge-off rate	2.74%	2.86%	4.13%	4.18%	4.04%			2.80%	4.31%
Nonperforming assets	$784	$822	$846	$913	$920	(5)	(15)	$784	$920	(15)

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	6,334	6,584	6,069	5,798	5,756	(4)	10	12,918	11,712	10

Number of:
Branches	5,340	5,292	5,268	5,192	5,159	1	4	5,340	5,159	4
ATMs	16,443	16,265	16,145	15,815	15,654	1	5	16,443	15,654	5
Personal bankers	23,308	21,875	21,715	21,438	20,170	7	16	23,308	20,170	16
Sales specialists	7,630	7,336	7,196	7,123	6,785	4	12	7,630	6,785	12
Active online customers (in thousands)	18,085	18,318	17,744	17,167	16,584	(1)	9	18,085	16,584	9
Checking accounts (in thousands)	26,266	26,622	27,252	27,014	26,351	(1)	—	26,266	26,351	—

(a)	Retail Banking uses the overhead ratio (excluding the amortization of CDI), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions of $60 million, $60 million, $68 million, $69 million and $69 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and $120 million and $139 million for year-to-date 2011 and 2010, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
MORTGAGE BANKING, AUTO & OTHER CONSUMER LENDING
Noninterest revenue	$1,498	$(119)	$1,971	$1,076	$1,256	NM %	19%	$1,379	$2,274	(39)%
Net interest income	667	815	817	809	792	(18)	(16)	1,482	1,685	(12)

Total net revenue	2,165	696	2,788	1,885	2,048	211	6	2,861	3,959	(28)
Provision for credit losses	132	131	46	176	175	1	(25)	263	392	(33)
Noninterest expense	2,561	2,105	1,743	1,348	1,243	22	106	4,666	2,489	87

Income/(loss) before income tax expense/(benefit)	(528)	(1,540)	999	361	630	66	NM	(2,068)	1,078	NM

Net income/(loss)	$(454)	$(937)	$577	$207	$364	52	NM	$(1,391)	$621	NM

Overhead ratio	118%	302%	63%	72%	61%			163%	63%

BUSINESS METRICS (in billions)
End-of-period loans owned:
Auto	$46.8	$47.4	$48.4	$48.2	$47.5	(1)	(1)	$46.8	$47.5	(1)
Prime mortgage, including option ARMs (a)	14.3	14.1	14.2	13.8	13.2	1	8	14.3	13.2	8
Student and other	14.0	14.3	14.4	14.6	15.1	(2)	(7)	14.0	15.1	(7)

Total end-of-period loans owned	75.1	75.8	77.0	76.6	75.8	(1)	(1)	75.1	75.8	(1)
Average loans owned:
Auto	47.0	47.7	48.3	47.7	47.5	(1)	(1)	47.3	47.2	—
Prime mortgage, including option ARMs (a)	14.1	14.0	13.9	13.6	13.6	1	4	14.1	13.0	8
Student and other	14.1	14.4	14.6	14.8	16.7	(2)	(16)	14.3	17.6	(19)

Total average loans owned (b)	75.2	76.1	76.8	76.1	77.8	(1)	(3)	75.7	77.8	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries):
Auto	19	47	71	67	58	(60)	(67)	66	160	(59)
Prime mortgage, including option ARMs	(2)	4	12	10	13	NM	NM	2	19	(89)
Student and other	135	80	114	82	150	69	(10)	215	214	—

Total net charge-offs	152	131	197	159	221	16	(31)	283	393	(28)

Net charge-off/(recovery) rate:
Auto	0.16%	0.40%	0.58%	0.56%	0.49%			0.28%	0.68%
Prime mortgage, including option ARMs	(0.06)	0.12	0.35	0.30	0.39			0.03	0.30
Student and other	3.84	2.25	3.10	2.21	4.04			3.03	2.80
Total net charge-off rate (b)	0.81	0.70	1.02	0.83	1.17			0.75	1.05

30+ day delinquency rate (c)(d)(e)	1.55	1.59	1.68	1.55	1.43			1.55	1.42
Nonperforming assets (f)(g)	$893	$931	$996	$1,052	$1,013	(4)	(12)	$893	$1,013	(12)

(a)	Predominantly represents prime loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(b)	Total average loans owned includes loans held-for-sale of $76 million, $133 million, $192 million, $338 million and $1.9 billion for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and $104 million and $2.4 billion for year-to-date 2011 and 2010, respectively. These amounts are excluded when calculating the net charge-off rate.

(c)	Total end-of-period loans owned includes loans held-for-sale of $221 million, $188 million, $154 million, $467 million and $434 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively. These amounts are excluded when calculating the 30+ day delinquency rate.

(d)	Excludes mortgage loans insured by U.S. government agencies of $10.1 billion, $9.5 billion, $10.3 billion, $10.2 billion and $9.8 billion at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(e)	Excludes student loans insured by U.S. government agencies under the FFELP of $968 million, $1.0 billion, $1.1 billion, $1.0 billion and $988 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(f)	At June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.1 billion, $8.8 billion, $9.4 billion, $9.2 billion and $8.9 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $2.4 billion, $2.3 billion, $1.9 billion, $1.7 billion and $1.4 billion, respectively; and (3) student loans insured by U.S. government agencies under the FFELP of $558 million, $615 million, $625 million, $572 million and $447 million, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(g)	During the third quarter of 2010, $147 million of nonperforming assets pertaining to the second quarter of 2010 were reclassified from Real Estate Portfolios to Mortgage Banking, Auto & Other Consumer Lending.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except ratio data and where otherwise noted)

QUARTERLY TRENDS	YEAR-TO-DATE
2Q11 Change	2011 Change
2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
MORTGAGE BANKING, AUTO & OTHER CONSUMER LENDING (continued)
Origination volume:
Mortgage origination volume by channel
Retail	$20.7	$21.0	$22.9	$19.2	$15.3	(1)%	35%	$41.7	$26.7	56%
Wholesale (a)	0.1	0.2	0.3	0.2	0.4	(50)	(75)	0.3	0.8	(63)
Correspondent (a)	10.3	13.5	25.5	19.1	14.7	(24)	(30)	23.8	30.7	(22)
CNT (negotiated transactions)	2.9	1.5	2.1	2.4	1.8	93	61	4.4	5.7	(23)

Total mortgage origination volume	34.0	36.2	50.8	40.9	32.2	(6)	6	70.2	63.9	10

Student	—	0.1	—	0.2	0.1	NM	NM	0.1	1.7	(94)
Auto	5.4	4.8	4.8	6.1	5.8	13	(7)	10.2	12.1	(16)

Application volume:
Mortgage application volume by channel
Retail	33.6	31.3	32.4	34.6	27.8	7	21	64.9	48.1	35
Wholesale (a)	0.3	0.3	0.4	0.6	0.6	—	(50)	0.6	1.4	(57)
Correspondent (a)	14.9	13.6	24.9	30.7	23.5	10	(37)	28.5	41.7	(32)

Total mortgage application volume	48.8	45.2	57.7	65.9	51.9	8	(6)	94.0	91.2	3

Average mortgage loans held-for-sale and loans at fair value (b)	14.6	17.5	18.9	15.6	12.6	(17)	16	16.1	13.5	19
Average assets	124.4	128.4	130.3	125.8	123.2	(3)	1	126.4	124.0	2
Repurchase reserve (ending)	3.2	3.2	3.0	3.0	2.0	—	60	3.2	2.0	60
Third-party mortgage loans serviced (ending)	940.8	955.0	967.5	1,012.7	1,055.2	(1)	(11)	940.8	1,055.2	(11)
Third-party mortgage loans serviced (average)	947.0	958.7	981.7	1,028.6	1,063.7	(1)	(11)	952.9	1,070.1	(11)
MSR net carrying value (ending)	12.2	13.1	13.6	10.3	11.8	(7)	3	12.2	11.8	3
Ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending)	1.30%	1.37%	1.41%	1.02%	1.12%	1.30%	1.12%
Ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average)	0.43	0.45	0.46	0.44	0.45	0.44	0.43
MSR revenue multiple (c)	3.02	x	3.04	x	3.07	x	2.32	x	2.49	x	2.95	x	2.60	x

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Net production revenue:
Production revenue	$767	$679	$1,098	$1,233	$676	13	13	$1,446	$1,109	30
Repurchase losses	(223)	(420)	(349)	(1,464)	(667)	47	67	(643)	(1,099)	41

Net production revenue	544	259	749	(231)	9	110	NM	803	10	NM
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	1,011	1,052	1,129	1,153	1,186	(4)	(15)	2,063	2,293	(10)
Other changes in MSR asset fair value	(478)	(563)	(555)	(604)	(620)	15	23	(1,041)	(1,225)	15

Total operating revenue	533	489	574	549	566	9	(6)	1,022	1,068	(4)
Risk management:
Changes in MSR asset fair value due to inputs or
assumptions in model	(960)	(751)	2,909	(1,497)	(3,584)	(28)	73	(1,711)	(3,680)	54
Derivative valuation adjustments and other	983	(486)	(2,623)	1,884	3,895	NM	(75)	497	4,143	(88)

Total risk management	23	(1,237)	286	387	311	NM	(93)	(1,214)	463	NM

Total net mortgage servicing revenue	556	(748)	860	936	877	NM	(37)	(192)	1,531	NM

Mortgage fees and related income	$1,100	$(489)	$1,609	$705	$886	NM	24	$611	$1,541	(60)

(a)	Includes rural housing loans sourced through brokers and correspondents, which are underwritten under U.S. Department of Agriculture guidelines.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. Average balances of these loans totaled $14.5 billion, $17.4 billion, $18.7 billion, $15.3 billion and $12.5 billion for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and $16.0 billion and $13.3 billion for year-to-date 2011 and 2010, respectively.

(c)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
REAL ESTATE PORTFOLIOS
Noninterest revenue	$20	$8	$10	$21	$52	150%	(62)%	$28	$84	(67)%
Net interest income	1,197	1,156	1,319	1,304	1,313	4	(9)	2,353	2,809	(16)

Total net revenue	1,217	1,164	1,329	1,325	1,365	5	(11)	2,381	2,893	(18)
Provision for credit losses	954	1,076	2,337	1,197	1,372	(11)	(30)	2,030	4,697	(57)
Noninterest expense	371	355	413	390	405	5	(8)	726	824	(12)

Income/(loss) before income tax expense/(benefit)	(108)	(267)	(1,421)	(262)	(412)	60	74	(375)	(2,628)	86

Net income/(loss)	$(66)	$(162)	$(823)	$(148)	$(236)	59	72	$(228)	$(1,522)	85

Overhead ratio	30%	30%	31%	29%	30%			30%	28%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PCI LOANS (a)
End-of-period loans owned:
Home equity	$82.7	$85.3	$88.4	$91.7	$94.8	(3)	(13)	$82.7	$94.8	(13)
Prime mortgage, including option ARMs	47.0	48.5	49.8	51.3	53.1	(3)	(11)	47.0	53.1	(11)
Subprime mortgage	10.4	10.8	11.3	12.0	12.6	(4)	(17)	10.4	12.6	(17)
Other	0.8	0.8	0.8	0.9	1.0	—	(20)	0.8	1.0	(20)

Total end-of-period loans owned	140.9	145.4	150.3	155.9	161.5	(3)	(13)	140.9	161.5	(13)
Average loans owned:
Home equity	84.0	86.9	90.2	93.3	96.3	(3)	(13)	85.5	97.9	(13)
Prime mortgage, including option ARMs	47.6	49.3	50.7	52.2	54.3	(3)	(12)	48.4	55.5	(13)
Subprime mortgage	10.7	11.1	11.8	12.3	13.1	(4)	(18)	10.9	13.4	(19)
Other	0.8	0.8	0.9	1.0	1.0	—	(20)	0.8	1.0	(20)

Total average loans owned	143.1	148.1	153.6	158.8	164.7	(3)	(13)	145.6	167.8	(13)
PCI LOANS (a)
End-of-period loans owned:
Home equity	23.5	24.0	24.5	25.0	25.5	(2)	(8)	23.5	25.5	(8)
Prime mortgage	16.2	16.7	17.3	17.9	18.5	(3)	(12)	16.2	18.5	(12)
Subprime mortgage	5.2	5.3	5.4	5.5	5.6	(2)	(7)	5.2	5.6	(7)
Option ARMs	24.1	24.8	25.6	26.4	27.3	(3)	(12)	24.1	27.3	(12)

Total end-of-period loans owned	69.0	70.8	72.8	74.8	76.9	(3)	(10)	69.0	76.9	(10)
Average loans owned:
Home equity	23.7	24.2	24.7	25.2	25.7	(2)	(8)	23.9	26.0	(8)
Prime mortgage	16.5	17.0	17.6	18.2	18.8	(3)	(12)	16.7	19.1	(13)
Subprime mortgage	5.2	5.3	5.4	5.6	5.8	(2)	(10)	5.3	5.8	(9)
Option ARMs	24.4	25.1	25.9	26.7	27.7	(3)	(12)	24.8	28.2	(12)

Total average loans owned	69.8	71.6	73.6	75.7	78.0	(3)	(11)	70.7	79.1	(11)
TOTAL REAL ESTATE PORTFOLIOS
End-of-period loans owned:
Home equity	106.2	109.3	112.9	116.7	120.3	(3)	(12)	106.2	120.3	(12)
Prime mortgage, including option ARMs	87.3	90.0	92.7	95.6	98.9	(3)	(12)	87.3	98.9	(12)
Subprime mortgage	15.6	16.1	16.7	17.5	18.2	(3)	(14)	15.6	18.2	(14)
Other	0.8	0.8	0.8	0.9	1.0	—	(20)	0.8	1.0	(20)

Total end-of-period loans owned	209.9	216.2	223.1	230.7	238.4	(3)	(12)	209.9	238.4	(12)
Average loans owned:
Home equity	107.7	111.1	114.9	118.5	122.0	(3)	(12)	109.4	123.9	(12)
Prime mortgage, including option ARMs	88.5	91.4	94.2	97.1	100.8	(3)	(12)	89.9	102.8	(13)
Subprime mortgage	15.9	16.4	17.2	17.9	18.9	(3)	(16)	16.2	19.2	(16)
Other	0.8	0.8	0.9	1.0	1.0	—	(20)	0.8	1.0	(20)

Total average loans owned	212.9	219.7	227.2	234.5	242.7	(3)	(12)	216.3	246.9	(12)
Average assets	200.1	207.2	215.3	222.5	230.3	(3)	(13)	203.6	235.2	(13)
Home equity origination volume	0.3	0.2	0.3	0.3	0.3	50	—	0.5	0.6	(17)

(a)	PCI loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding PCI loans (a)(b)
Home equity	$592	$720	$792	$730	$796	(18)%	(26)%	$1,312	$1,922	(32)%
Prime mortgage, including option ARMs	198	161	558	266	273	23	(27)	359	749	(52)
Subprime mortgage	156	186	429	206	282	(16)	(45)	342	739	(54)
Other	8	9	10	12	21	(11)	(62)	17	37	(54)

Total net charge-offs	954	1,076	1,789	1,214	1,372	(11)	(30)	2,030	3,447	(41)
Net charge-off rate excluding PCI loans (a)(b)
Home equity	2.83%	3.36%	3.48%	3.10%	3.32%			3.09%	3.96%
Prime mortgage, including option ARMs	1.67	1.32	4.37	2.02	2.02			1.50	2.72
Subprime mortgage	5.85	6.80	14.42	6.64	8.63			6.33	11.12
Other	4.01	4.56	4.41	4.76	8.42			4.29	7.46
Total net charge-off rate excluding PCI loans	2.67	2.95	4.62	3.03	3.34			2.81	4.14
Net charge-off rate — reported
Home equity	2.20	2.63	2.73	2.44	2.62			2.42	3.13
Prime mortgage, including option ARMs	0.90	0.71	2.35	1.09	1.09			0.81	1.47
Subprime mortgage	3.94	4.60	9.90	4.57	5.98			4.26	7.76
Other	4.01	4.56	4.41	4.76	8.42			4.29	7.46
Total net charge-off rate — reported	1.80	1.99	3.12	2.05	2.27			1.89	2.82

30+ day delinquency rate excluding PCI loans (c)	5.98	6.22	6.45	6.77	6.88			5.98	6.88
Allowance for loan losses	$14,659	$14,659	$14,659	$14,111	$14,127	—	4	$14,659	$14,127	4
Nonperforming assets (d)(e)	7,729	8,152	8,424	9,456	9,974	(5)	(23)	7,729	9,974	(23)
Allowance for loan losses to ending loans retained	6.98%	6.78%	6.57%	6.12%	5.93%			6.98%	5.93%
Allowance for loan losses to ending loans retained excluding PCI loans (a)	6.90	6.68	6.47	7.25	7.01			6.90	7.01

(a)	Excludes the impact of PCI loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $4.9 billion, $4.9 billion, $4.9 billion, $2.8 billion and $2.8 billion was recorded for these loans at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, which was also excluded from the applicable ratios. To date, no charge-offs have been recorded for these loans.

(b)	Net charge-offs and net charge-off rates for the fourth quarter of 2010 include the effect of $632 million of charge-offs related to an adjustment of the estimated net realizable value of the collateral underlying delinquent residential home loans. Excluding this adjustment, net charge-offs for the fourth quarter of 2010 were $725 million, $240 million and $182 million for the home equity, prime mortgage including option ARMs and subprime mortgage portfolios, respectively. Net charge-off rates excluding this adjustment and excluding PCI loans were 3.19%, 1.88% and 6.12% for the home equity, prime mortgage including option ARMs and subprime mortgage portfolios, respectively.

(c)	The delinquency rate for PCI loans was 26.20%, 27.36%, 28.20%, 28.07% and 27.91% at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.

(d)	Excludes PCI loans that were acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

(e)	During the third quarter of 2010, $147 million of nonperforming assets pertaining to the second quarter of 2010 were reclassified from Real Estate Portfolios to Mortgage Banking, Auto & Other Consumer Lending.

JPMORGAN CHASE & CO. CARD SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
INCOME STATEMENT (a)
REVENUE
Credit card income	$1,123	$898	$928	$864	$908	25%	24%	$2,021	$1,721	17%
All other income (b)	(107)	(116)	(76)	(58)	(47)	8	(128)	(223)	(102)	(119)

Noninterest revenue	1,016	782	852	806	861	30	18	1,798	1,619	11
Net interest income	2,911	3,200	3,394	3,447	3,356	(9)	(13)	6,111	7,045	(13)

TOTAL NET REVENUE	3,927	3,982	4,246	4,253	4,217	(1)	(7)	7,909	8,664	(9)

Provision for credit losses	810	226	671	1,633	2,221	258	(64)	1,036	5,733	(82)

NONINTEREST EXPENSE
Compensation expense	355	364	318	316	327	(2)	9	719	657	9
Noncompensation expense	1,163	1,085	1,082	1,023	986	7	18	2,248	1,935	16
Amortization of intangibles	104	106	114	106	123	(2)	(15)	210	246	(15)

TOTAL NONINTEREST EXPENSE	1,622	1,555	1,514	1,445	1,436	4	13	3,177	2,838	12

Income before income tax expense	1,495	2,201	2,061	1,175	560	(32)	167	3,696	93	NM
Income tax expense	584	858	762	440	217	(32)	169	1,442	53	NM

NET INCOME	$911	$1,343	$1,299	$735	$343	(32)	166	$2,254	$40	NM

FINANCIAL RATIOS (a)
ROE	28%	42%	34%	19%	9%			35%	1%
Overhead ratio	41	39	36	34	34			40	33
Percentage of average loans:
Noninterest revenue	3.26	2.39	2.49	2.28	2.36			2.82	2.16
Net interest income	9.34	9.79	9.93	9.76	9.20			9.57	9.41
Net revenue	12.60	12.18	12.42	12.05	11.56			12.39	11.57
Provision for credit losses	2.60	0.69	1.96	4.63	6.09			1.62	7.66
Risk adjusted margin (c)	10.00	11.49	10.46	7.42	5.47			10.76	3.91
Noninterest expense	5.20	4.76	4.43	4.09	3.94			4.98	3.79
Pretax income (“ROO”)	4.80	6.73	6.03	3.33	1.54			5.79	0.12
Net income	2.92	4.11	3.80	2.08	0.94			3.53	0.05

BUSINESS METRICS, EXCLUDING COMMERCIAL CARD (a)
Sales volume (in billions)	$85.5	$77.5	$85.9	$79.6	$78.1	10	9	$163.0	$147.5	11
New accounts opened	2.0	2.6	3.4	2.7	2.7	(23)	(26)	4.6	5.2	(12)
Open accounts (d)	65.4	91.9	90.7	89.0	88.9	(29)	(26)	65.4	88.9	(26)

Merchant acquiring business
Bank card volume (in billions)	$137.3	$125.7	$127.2	$117.0	$117.1	9	17	$263.0	$225.1	17
Total transactions (in billions)	5.9	5.6	5.6	5.2	5.0	5	18	11.5	9.7	19

(a)	Effective January 1, 2011, the commercial card business that was previously in TSS was transferred to CS. There is no material impact on the financial data; prior-year periods were not revised. The commercial card portfolio is excluded from business metrics and supplemental information where noted.

(b)	Includes the impact of revenue sharing agreements with other JPMorgan Chase business segments.

(c)	Represents total net revenue less provision for credit losses.

(d)	Reflects the impact of portfolio sales in the second quarter of 2011.

JPMORGAN CHASE & CO. CARD SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
SELECTED BALANCE SHEET DATA (period-end) (a)
Loans (b)	$125,523	$128,803	$137,676	$136,436	$142,994	(3)%	(12)%	$125,523	$142,994	(12)%
Equity	13,000	13,000	15,000	15,000	15,000	—	(13)	13,000	15,000	(13)

SELECTED BALANCE SHEET DATA (average) (a)
Total assets	132,443	138,113	138,443	141,029	146,816	(4)	(10)	135,262	151,864	(11)
Loans (c)	125,038	132,537	135,585	140,059	146,302	(6)	(15)	128,767	151,020	(15)
Equity	13,000	13,000	15,000	15,000	15,000	—	(13)	13,000	15,000	(13)

Headcount (d)	21,765	21,774	20,739	21,398	21,529	—	1	21,765	21,529	1

CREDIT QUALITY STATISTICS — RETAINED (a)
Net charge-offs	$1,810	$2,226	$2,671	$3,133	$3,721	(19)	(51)	$4,036	$8,233	(51)
Net charge-off rate (c)	5.82%	6.97%	7.85%	8.87%	10.20%			6.40%	10.99%

Delinquency rates (b)
30+ day	2.98	3.57	4.14	4.57	4.96			2.98	4.96
90+ day	1.55	1.93	2.25	2.41	2.76			1.55	2.76

Allowance for loan losses	$8,042	$9,041	$11,034	$13,029	$14,524	(11)	(45)	$8,042	$14,524	(45)
Allowance for loan losses to period-end loans (b)	6.41%	7.24%	8.14%	9.55%	10.16%			6.41%	10.16%

SUPPLEMENTAL INFORMATION (a)(e)

Chase, excluding Washington Mutual portfolio
Loans (period-end)	$113,766	$116,395	$123,943	$121,932	$127,379	(2)	(11)	$113,766	$127,379	(11)
Average loans	112,984	119,411	121,493	124,933	129,847	(5)	(13)	116,179	133,495	(13)
Net interest income (f)	8.60%	9.09%	9.16%	8.98%	8.47%			8.85%	8.67%
Net revenue (f)	12.01	11.57	11.78	11.33	10.91			11.79	10.91
Risk adjusted margin (f)(g)	8.71	10.28	10.26	6.76	4.21			9.51	3.30
Net charge-off rate	5.22	6.13	7.08	8.06	9.02			5.69	9.80
30+ day delinquency rate	2.71	3.22	3.66	4.13	4.48			2.71	4.48
90+ day delinquency rate	1.41	1.71	1.98	2.16	2.47			1.41	2.47

Chase, excluding Washington Mutual and Commercial Card portfolios
Loans (period-end)	$112,366	$115,016	$123,943	$121,932	$127,379	(2)	(12)	$112,366	$127,379	(12)
Average loans	111,641	118,145	121,493	124,933	129,847	(6)	(14)	114,874	133,495	(14)
Net interest income (f)	8.77%	9.25%	9.16%	8.98%	8.47%			9.02%	8.67%
Net revenue (f)	11.95	11.51	11.78	11.33	10.91			11.73	10.91
Risk adjusted margin (f)(g)	8.61	10.21	10.26	6.76	4.21			9.43	3.30
Net charge-off rate	5.28	6.20	7.08	8.06	9.02			5.75	9.80
30+ day delinquency rate	2.73	3.25	3.66	4.13	4.48			2.73	4.48
90+ day delinquency rate	1.42	1.73	1.98	2.16	2.47			1.42	2.47

(a)	Effective January 1, 2011, the commercial card business that was previously in TSS was transferred to CS. There is no material impact on the financial data; prior-year periods were not revised. The commercial card portfolio is excluded from business metrics and supplemental information where noted.

(b)	Total period-end loans include loans held-for-sale of $4.0 billion and $2.2 billion at March 31, 2011 and December 31, 2010, respectively. There were no loans held-for-sale at June 30, 2011. No allowance for loan losses was recorded for these loans. Loans held-for-sale are excluded when calculating the allowance for loan losses to period-end loans and delinquency rates. The 30+ day delinquency rate including loans held-for-sale, which is a non-GAAP financial measure, was 3.55% and 4.07% at March 31, 2011 and December 31, 2010, respectively. The 90+ day delinquency rate including loans held-for-sale, which is a non-GAAP financial measure, was 1.92% and 2.22% at March 31, 2011 and December 31, 2010, respectively.

(c)	Total average loans include loans held-for-sale of $276 million, $3.0 billion and $586 million for the quarters ended June 30, 2011, March 31, 2011 and December 31, 2010, respectively, and $1.6 billion for year-to-date 2011. There were no loans held-for-sale for year-to-date 2010. These amounts are excluded when calculating the net charge-off rate. The net charge-off rate including loans held-for-sale, which is a non-GAAP financial measure, was 5.81%, 6.81% and 7.82% for the quarters ended June 30, 2011, March 31, 2011 and December 31, 2010, respectively, and 6.32% for year-to-date 2011.

(d)	Headcount includes 1,274 employees related to the transfer of the commercial card business from TSS to CS in the first quarter of 2011.

(e)	Supplemental information is provided for Chase, excluding Washington Mutual and Commercial Card portfolios and including loans held-for-sale, which are non-GAAP financial measures, to provide more meaningful measures that enable comparability with prior periods.

(f)	As a percentage of average loans.

(g)	Represents total net revenue less provision for credit losses.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$281	$264	$273	$269	$280	6%	—%	$545	$557	(2)%
Asset management, administration and commissions	34	35	35	36	36	(3)	(6)	69	73	(5)
All other income (a)	283	203	299	242	230	39	23	486	416	17

Noninterest revenue	598	502	607	547	546	19	10	1,100	1,046	5
Net interest income	1,029	1,014	1,004	980	940	1	9	2,043	1,856	10

TOTAL NET REVENUE (b)	1,627	1,516	1,611	1,527	1,486	7	9	3,143	2,902	8

Provision for credit losses	54	47	152	166	(235)	15	NM	101	(21)	NM

NONINTEREST EXPENSE
Compensation expense	219	223	208	210	196	(2)	12	442	402	10
Noncompensation expense	336	332	342	341	337	1	—	668	661	1
Amortization of intangibles	8	8	8	9	9	—	(11)	16	18	(11)

TOTAL NONINTEREST EXPENSE	563	563	558	560	542	—	4	1,126	1,081	4

Income before income tax expense	1,010	906	901	801	1,179	11	(14)	1,916	1,842	4
Income tax expense	403	360	371	330	486	12	(17)	763	759	1

NET INCOME	$607	$546	$530	$471	$693	11	(12)	$1,153	$1,083	6

Revenue by product:
Lending (c)	$880	$837	$749	$693	$649	5	36	$1,717	$1,307	31
Treasury services (c)	556	542	659	670	665	3	(16)	1,098	1,303	(16)
Investment banking	152	110	126	120	115	38	32	262	220	19
Other	39	27	77	44	57	44	(32)	66	72	(8)

Total Commercial Banking revenue	$1,627	$1,516	$1,611	$1,527	$1,486	7	9	$3,143	$2,902	8

IB revenue, gross (d)	$442	$309	$347	$344	$333	43	33	$751	$644	17

Revenue by client segment:
Middle Market Banking	$789	$755	$781	$766	$767	5	3	$1,544	$1,513	2
Commercial Term Lending	286	286	301	256	237	—	21	572	466	23
Corporate Client Banking (e)	339	290	302	304	285	17	19	629	548	15
Real Estate Banking	109	88	117	118	125	24	(13)	197	225	(12)
Other	104	97	110	83	72	7	44	201	150	34

Total Commercial Banking revenue	$1,627	$1,516	$1,611	$1,527	$1,486	7	9	$3,143	$2,902	8

FINANCIAL RATIOS
ROE	30%	28%	26%	23%	35%			29%	27%
Overhead ratio	35	37	35	37	36			36	37

(a)	Commercial Banking (“CB”) client revenue from investment banking products and commercial card transactions is included in all other income.

(b)	Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities as well as tax-exempt income from municipal bond activity of $67 million, $65 million, $85 million, $59 million, and $49 million for quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and $132 million and $94 million for year-to-date 2011 and 2010, respectively.

(c)	Effective January 1, 2011, product revenue from commercial card and standby letters of credit transactions is included in lending. For the quarters ending June 30, 2011 and March 31, 2011, the impact of the change was $114 million and $107 million, respectively, and $221 million for year-to-date 2011. In prior-year quarters, it was reported in treasury services.

(d)	Represents the total revenue related to investment banking products sold to CB clients.

(e)	Corporate Client Banking was known as Mid-Corporate Banking prior to January 1, 2011.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
SELECTED BALANCE SHEET DATA (period-end)
Loans:
Loans retained	$102,122	$99,334	$97,900	$97,738	$95,090	3%	7%	$102,122	$95,090	7
Loans held-for-sale and loans at fair value	557	835	1,018	399	446	(33)	25	557	446	25

Total loans	102,679	100,169	98,918	98,137	95,536	3	7	102,679	95,536	7

Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$143,560	$140,400	$138,041	$130,237	$133,309	2	8	$141,989	$133,162	7
Loans:
Loans retained	100,857	98,829	97,823	96,657	95,521	2	6	99,849	95,917	4
Loans held-for-sale and loans at fair value	1,015	756	612	384	391	34	160	886	344	158

Total loans	101,872	99,585	98,435	97,041	95,912	2	6	100,735	96,261	5
Liability balances	162,769	156,200	147,534	137,853	136,770	4	19	159,503	134,966	18
Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—

Average loans by client segment:
Middle Market Banking	$40,012	$38,207	$36,561	$35,299	$34,424	5	16	$39,114	$34,173	14
Commercial Term Lending	37,729	37,810	38,358	37,509	35,956	—	5	37,769	36,006	5
Corporate Client Banking (a)	13,062	12,374	11,771	11,807	11,875	6	10	12,720	12,065	5
Real Estate Banking	7,467	7,607	8,169	8,983	9,814	(2)	(24)	7,537	10,124	(26)
Other	3,602	3,587	3,576	3,443	3,843	—	(6)	3,595	3,893	(8)

Total Commercial Banking loans	$101,872	$99,585	$98,435	$97,041	$95,912	2	6	$100,735	$96,261	5

Headcount	5,140	4,941	4,881	4,805	4,808	4	7	5,140	4,808	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$40	$31	$286	$218	$176	29	(77)	$71	$405	(82)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (b)	1,613	1,925	1,964	2,898	3,036	(16)	(47)	1,613	3,036	(47)
Nonaccrual loans held-for-sale and loans at fair value	21	30	36	48	41	(30)	(49)	21	41	(49)

Total nonaccrual loans	1,634	1,955	2,000	2,946	3,077	(16)	(47)	1,634	3,077	(47)
Assets acquired in loan satisfactions	197	179	197	281	208	10	(5)	197	208	(5)

Total nonperforming assets	1,831	2,134	2,197	3,227	3,285	(14)	(44)	1,831	3,285	(44)
Allowance for credit losses:
Allowance for loan losses	2,614	2,577	2,552	2,661	2,686	1	(3)	2,614	2,686	(3)
Allowance for lending-related commitments	187	206	209	241	267	(9)	(30)	187	267	(30)

Total allowance for credit losses	2,801	2,783	2,761	2,902	2,953	1	(5)	2,801	2,953	(5)

Net charge-off rate	0.16%	0.13%	1.16%	0.89%	0.74%			0.14%	0.85%
Allowance for loan losses to period-end loans retained	2.56	2.59	2.61	2.72	2.82			2.56	2.82
Allowance for loan losses to nonaccrual loans retained	162	134	130	92	88			162	88
Nonaccrual loans to total period-end loans	1.59	1.95	2.02	3.00	3.22			1.59	3.22

(a)	Corporate Client Banking was known as Mid-Corporate Banking prior to January 1, 2011.

(b)	Allowance for loan losses of $289 million, $360 million, $340 million, $535 million and $586 million was held against nonaccrual loans retained at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$314	$303	$314	$318	$313	4%	—%	$617	$624	(1)%
Asset management, administration and commissions	726	695	689	644	705	4	3	1,421	1,364	4
All other income	143	139	209	210	209	3	(32)	282	385	(27)

Noninterest revenue	1,183	1,137	1,212	1,172	1,227	4	(4)	2,320	2,373	(2)
Net interest income	749	703	701	659	654	7	15	1,452	1,264	15

TOTAL NET REVENUE	1,932	1,840	1,913	1,831	1,881	5	3	3,772	3,637	4

Provision for credit losses	(2)	4	10	(2)	(16)	NM	88	2	(55)	NM
Credit allocation income/(expense) (a)	32	27	(30)	(31)	(30)	19	NM	59	(60)	NM

NONINTEREST EXPENSE
Compensation expense	719	715	679	701	697	1	3	1,434	1,354	6
Noncompensation expense	719	647	763	693	684	11	5	1,366	1,334	2
Amortization of intangibles	15	15	28	16	18	—	(17)	30	36	(17)

TOTAL NONINTEREST EXPENSE	1,453	1,377	1,470	1,410	1,399	6	4	2,830	2,724	4

Income before income tax expense	513	486	403	392	468	6	10	999	908	10
Income tax expense	180	170	146	141	176	6	2	350	337	4

NET INCOME	$333	$316	$257	$251	$292	5	14	$649	$571	14

REVENUE BY BUSINESS
Treasury Services	$930	$891	$953	$937	$926	4	—	$1,821	$1,808	1
Worldwide Securities Services	1,002	949	960	894	955	6	5	1,951	1,829	7

TOTAL NET REVENUE	$1,932	$1,840	$1,913	$1,831	$1,881	5	3	$3,772	$3,637	4

REVENUE BY GEOGRAPHIC REGION (b)
Asia/Pacific	$299	$276	$270	$256	$233	8	28	$575	$452	27
Latin America/Caribbean	80	76	91	50	71	5	13	156	116	34
Europe/Middle East/Africa	691	630	624	579	617	10	12	1,321	1,186	11
North America	862	858	928	946	960	—	(10)	1,720	1,883	(9)

TOTAL NET REVENUE	$1,932	$1,840	$1,913	$1,831	$1,881	5	3	$3,772	$3,637	4

TRADE FINANCE LOANS BY GEOGRAPHIC REGION (period-end) (b)
Asia/Pacific	$15,736	$14,607	$11,834	$10,238	$9,802	8	61	$15,736	$9,802	61
Latin America/Caribbean	4,553	4,014	3,628	3,357	3,008	13	51	4,553	3,008	51
Europe/Middle East/Africa	6,184	5,794	4,874	3,391	2,898	7	113	6,184	2,898	113
North America	1,000	1,084	820	820	693	(8)	44	1,000	693	44

TOTAL TRADE FINANCE LOANS	$27,473	$25,499	$21,156	$17,806	$16,401	8	68	$27,473	$16,401	68

FINANCIAL RATIOS
ROE	19%	18%	16%	15%	18%			19%	18%
Overhead ratio	75	75	77	77	74			75	75
Pretax margin ratio	27	26	21	21	25			26	25

SELECTED BALANCE SHEET DATA (period-end)
Loans (c)	$34,034	$31,020	$27,168	$26,899	$24,513	10	39	$34,034	$24,513	39
Equity	7,000	7,000	6,500	6,500	6,500	—	8	7,000	6,500	8

SELECTED BALANCE SHEET DATA (average)
Total assets	$52,688	$47,873	$46,301	$42,445	$42,868	10	23	$50,294	$40,583	24
Loans (c)	33,069	29,290	26,941	24,337	22,137	13	49	31,190	20,865	49
Liability balances	302,858	265,720	256,661	242,517	246,690	14	23	284,392	247,294	15
Equity	7,000	7,000	6,500	6,500	6,500	—	8	7,000	6,500	8

Headcount	28,230	28,040	29,073	28,544	27,943	1	1	28,230	27,943	1

(a)	IB manages core credit exposures related to the GCB on behalf of IB and TSS. Effective January 1, 2011, IB and TSS share the economics related to the Firm’s GCB clients. Included within this allocation are net revenues, provision for credit losses, as well as expenses. Prior-year periods reflected a reimbursement to IB for a portion of the total costs of managing the credit portfolio. IB recognizes this credit allocation as a component of all other income.

(b)	Revenue and trade finance loans are based on TSS management’s view of the domicile of clients.

(c)	Loan balances include trade finance loans, wholesale overdrafts and commercial card. Effective January 1, 2011, the commercial card loan business (of approximately $1.2 billion) that was previously in TSS was transferred to CS. There is no material impact on the financial data; prior-year periods were not revised.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)
     TSS firmwide metrics include revenue recorded in the CB, Retail Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
TSS FIRMWIDE DISCLOSURES
TS revenue — reported	$930	$891	$953	$937	$926	4%	—%	$1,821	$1,808	1%
TS revenue reported in CB (a)	556	542	659	670	665	3	(16)	1,098	1,303	(16)
TS revenue reported in other lines of business	65	63	65	64	62	3	5	128	118	8

TS firmwide revenue (b)	1,551	1,496	1,677	1,671	1,653	4	(6)	3,047	3,229	(6)
Worldwide Securities Services revenue	1,002	949	960	894	955	6	5	1,951	1,829	7

TSS firmwide revenue (b)	$2,553	$2,445	$2,637	$2,565	$2,608	4	(2)	$4,998	$5,058	(1)

TS firmwide liability balances (average) (c)	$375,432	$339,240	$320,745	$302,921	$303,224	11	24	$357,436	$304,159	18
TSS firmwide liability balances (average) (c)	465,627	421,920	404,195	380,370	383,460	10	21	443,894	382,260	16

TSS FIRMWIDE FINANCIAL RATIOS
TS firmwide overhead ratio (a)(d)	59%	56%	54%	55%	54%			58%	55%
TSS firmwide overhead ratio (a)(d)	67	67	66	65	64			67	65

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$16,945	$16,619	$16,120	$15,863	$14,857	2	14	$16,945	$14,857	14
Number of:
U.S.$ ACH transactions originated	959	992	995	978	970	(3)	(1)	1,951	1,919	2
Total U.S.$ clearing volume (in thousands)	32,274	30,971	32,144	30,779	30,531	4	6	63,245	59,200	7
International electronic funds transfer volume (in thousands) (e)	63,208	60,942	60,882	57,333	58,484	4	8	124,150	114,238	9
Wholesale check volume	608	532	525	531	526	14	16	1,140	1,004	14
Wholesale cards issued (in thousands) (f)	23,746	23,170	29,785	28,404	28,066	2	(15)	23,746	28,066	(15)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$—	$—	$—	$1	$—	—	—	$—	$—	—
Nonaccrual loans	3	11	12	14	14	(73)	(79)	3	14	(79)
Allowance for credit losses:
Allowance for loan losses	74	69	65	54	48	7	54	74	48	54
Allowance for lending-related commitments	41	48	51	52	68	(15)	(40)	41	68	(40)

Total allowance for credit losses	115	117	116	106	116	(2)	(1)	115	116	(1)

Net charge-off rate	—%	—%	—%	0.02%	—%			—%	—%
Allowance for loan losses to period-end loans	0.22	0.22	0.24	0.20	0.20			0.22	0.20
Allowance for loan losses to nonaccrual loans	NM	NM	NM	386	343			NM	343
Nonaccrual loans to period-end loans	0.01	0.04	0.04	0.05	0.06			0.01	0.06

(a)	Effective January 1, 2011, certain CB revenues were excluded in the TS firmwide metrics; they are instead directly captured within CB’s lending revenue by product. For the quarters ended June 30, 2011 and March 31, 2011, the impact of this change was $114 million and $107 million, respectively, and $221 million for year-to-date 2011. In prior-year periods, these revenues were included in CB’s treasury services revenue by product.

(b)	TSS firmwide revenue includes foreign exchange (“FX”) revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of IB. However, some of the FX revenue associated with TSS customers who are FX customers of IB is not included in TS and TSS firmwide revenue. The total FX revenue generated was $165 million, $160 million, $181 million, $143 million and $175 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and $325 million and $312 million for year-to-date 2011 and 2010, respectively.

(c)	Firmwide liability balances include liability balances recorded in CB.

(d)	Overhead ratios have been calculated based on firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in IB for TSS-related FX activity are not included in this ratio.

(e)	International electronic funds transfer includes non-U.S. dollar Automated Clearing House (“ACH”) and clearing volume.

(f)	Wholesale cards issued and outstanding include U.S. domestic commercial, stored value, prepaid and government electronic benefit card products. Effective January 1, 2011, the commercial card portfolio was transferred from TSS to CS.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,818	$1,707	$1,846	$1,498	$1,522	7%	19%	$3,525	$3,030	16%
All other income	321	313	386	282	177	3	81	634	443	43

Noninterest revenue	2,139	2,020	2,232	1,780	1,699	6	26	4,159	3,473	20
Net interest income	398	386	381	392	369	3	8	784	726	8

TOTAL NET REVENUE	2,537	2,406	2,613	2,172	2,068	5	23	4,943	4,199	18

Provision for credit losses	12	5	23	23	5	140	140	17	40	(58)

NONINTEREST EXPENSE
Compensation expense	1,068	1,039	1,078	914	861	3	24	2,107	1,771	19
Noncompensation expense	704	599	679	557	527	18	34	1,303	1,041	25
Amortization of intangibles	22	22	20	17	17	—	29	44	35	26

TOTAL NONINTEREST EXPENSE	1,794	1,660	1,777	1,488	1,405	8	28	3,454	2,847	21

Income before income tax expense	731	741	813	661	658	(1)	11	1,472	1,312	12
Income tax expense	292	275	306	241	267	6	9	567	529	7

NET INCOME	$439	$466	$507	$420	$391	(6)	12	$905	$783	16

REVENUE BY CLIENT SEGMENT
Private Banking	$1,289	$1,317	$1,376	$1,181	$1,153	(2)	12	$2,606	$2,303	13
Institutional	704	549	675	506	455	28	55	1,253	999	25
Retail	544	540	562	485	460	1	18	1,084	897	21

TOTAL NET REVENUE	$2,537	$2,406	$2,613	$2,172	$2,068	5	23	$4,943	$4,199	18

FINANCIAL RATIOS
ROE	27%	29%	31%	26%	24%			28%	24%
Overhead ratio	71	69	68	69	68			70	68
Pretax margin ratio	29	31	31	30	32			30	31

SELECTED BALANCE SHEET DATA (period-end)
Loans	$51,747	$46,454	$44,084	$41,408	$38,744	11	34	$51,747	$38,744	34
Equity	6,500	6,500	6,500	6,500	6,500	—	—	6,500	6,500	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$74,206	$68,918	$69,290	$64,911	$63,426	8	17	$71,577	$62,978	14
Loans	48,837	44,948	42,296	39,417	37,407	9	31	46,903	37,007	27
Deposits	97,509	95,250	89,314	87,841	86,453	2	13	96,386	83,573	15
Equity	6,500	6,500	6,500	6,500	6,500	—	—	6,500	6,500	—

Headcount	17,963	17,203	16,918	16,510	16,019	4	12	17,963	16,019	12

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
BUSINESS METRICS
Number of:
Client advisors (a)	2,282	2,288	2,281	2,244	2,083	—%	10%	2,282	2,083	10%
Retirement planning services participants (in thousands)	1,613	1,604	1,580	1,665	1,653	1	(2)	1,613	1,653	(2)
JPMorgan Securities brokers (a)	437	431	415	419	403	1	8	437	403	8
% of customer assets in 4 & 5 Star Funds (b)	50%	46%	49%	42%	43%	9	16	50%	43%	16
% of AUM in 1st and 2nd quartiles: (c)
1 year	56	57	67	67	58	(2)	(3)	56	58	(3)
3 years	71	70	72	65	67	1	6	71	67	6
5 years	76	77	80	74	78	(1)	(3)	76	78	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$33	$11	$8	$13	$27	200	22	$44	$55	(20)
Nonaccrual loans	252	254	375	294	309	(1)	(18)	252	309	(18)
Allowance for credit losses:
Allowance for loan losses	222	257	267	257	250	(14)	(11)	222	250	(11)
Allowance for lending-related commitments	9	4	4	3	3	125	200	9	3	200

Total allowance for credit losses	231	261	271	260	253	(11)	(9)	231	253	(9)
Net charge-off rate	0.27%	0.10%	0.08%	0.13%	0.29%			0.19%	0.30%
Allowance for loan losses to period-end loans	0.43	0.55	0.61	0.62	0.65			0.43	0.65
Allowance for loan losses to nonaccrual loans	88	101	71	87	81			88	81
Nonaccrual loans to period-end loans	0.49	0.55	0.85	0.71	0.80			0.49	0.80

(a)	Effective January 1, 2011, the methodology used to determine client advisors was revised, and the prior-year periods have been revised.

(b)	Derived from Morningstar for the U.S., the U.K., Luxembourg, France, Hong Kong and Taiwan; and Nomura for Japan.

(c)	Quartile ranking sourced from: Lipper for the U.S. and Taiwan; Morningstar for the U.K., Luxembourg, France and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						June 30, 2011
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
ASSETS UNDER SUPERVISION (a)	2011	2011	2010	2010	2010	2011	2010
Assets by asset class
Liquidity	$476	$490	$497	$521	$489	(3)%	(3)%
Fixed income	319	305	289	277	259	5	23
Equities and multi-asset	430	421	404	362	322	2	34
Alternatives	117	114	108	97	91	3	29

TOTAL ASSETS UNDER MANAGEMENT	1,342	1,330	1,298	1,257	1,161	1	16
Custody/brokerage/administration/deposits	582	578	542	513	479	1	22

TOTAL ASSETS UNDER SUPERVISION	$1,924	$1,908	$1,840	$1,770	$1,640	1	17

Assets by client segment
Private Banking	$291	$293	$284	$276	$258	(1)	13
Institutional (b)	708	711	703	696	651	—	9
Retail (b)	343	326	311	285	252	5	36

TOTAL ASSETS UNDER MANAGEMENT	$1,342	$1,330	$1,298	$1,257	$1,161	1	16

Private Banking	$776	$773	$731	$698	$653	—	19
Institutional (b)	709	713	703	697	652	(1)	9
Retail (b)	439	422	406	375	335	4	31

TOTAL ASSETS UNDER SUPERVISION	$1,924	$1,908	$1,840	$1,770	$1,640	1	17

Mutual fund assets by asset class
Liquidity	$421	$436	$446	$466	$440	(3)	(4)
Fixed income	105	99	92	88	79	6	33
Equities and multi-asset	176	173	169	151	133	2	32
Alternatives	9	8	7	7	8	13	13

TOTAL MUTUAL FUND ASSETS	$711	$716	$714	$712	$660	(1)	8

(a)	Excludes assets under management of American Century Companies, Inc. in which the Firm had a 40% ownership in the second and first quarters of 2011, 41% in the fourth and third quarters of 2010, and 42% in the second quarter of 2010.

(b)	In the second quarter of 2011, the client hierarchy used to determine asset classification was revised, and the prior-year periods have been revised.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						YEAR-TO-DATE
	2Q11	1Q11	4Q10	3Q10	2Q10	2011	2010
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,330	$1,298	$1,257	$1,161	$1,219	$1,298	$1,249
Net asset flows:
Liquidity	(16)	(9)	(25)	27	(29)	(25)	(91)
Fixed income	12	16	10	12	12	28	28
Equities, multi-asset and alternatives	7	11	13	(1)	1	18	7
Market/performance/other impacts	9	14	43	58	(42)	23	(32)

Ending balance	$1,342	$1,330	$1,298	$1,257	$1,161	$1,342	$1,161

Assets under supervision rollforward
Beginning balance	$1,908	$1,840	$1,770	$1,640	$1,707	$1,840	$1,701
Net asset flows	12	31	1	41	(4)	43	(14)
Market/performance/other impacts	4	37	69	89	(63)	41	(47)

Ending balance	$1,924	$1,908	$1,840	$1,770	$1,640	$1,924	$1,640

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
INTERNATIONAL METRICS
Total net revenue: (in millions) (a)
Asia/Pacific	$257	$246	$263	$226	$214	4%	20%	$503	$436	15%
Latin America/Caribbean	251	165	168	125	124	52	102	416	248	68
Europe/Middle East/Africa	478	439	481	395	381	9	25	917	766	20
North America	1,551	1,556	1,701	1,426	1,349	—	15	3,107	2,749	13

Total net revenue	$2,537	$2,406	$2,613	$2,172	$2,068	5	23	$4,943	$4,199	18

Assets under management:
Asia/Pacific	$119	$115	$111	$107	$95	3	25	$119	$95	25
Latin America/Caribbean	37	35	35	27	24	6	54	37	24	54
Europe/Middle East/Africa	298	300	282	258	239	(1)	25	298	239	25
North America	888	880	870	865	803	1	11	888	803	11

Total assets under management	$1,342	$1,330	$1,298	$1,257	$1,161	1	16	$1,342	$1,161	16

Assets under supervision:
Asia/Pacific	$161	$155	$147	$139	$127	4	27	$161	$127	27
Latin America/Caribbean	94	88	84	74	68	7	38	94	68	38
Europe/Middle East/Africa	353	353	331	307	282	—	25	353	282	25
North America	1,316	1,312	1,278	1,250	1,163	—	13	1,316	1,163	13

Total assets under supervision	$1,924	$1,908	$1,840	$1,770	$1,640	1	17	$1,924	$1,640	17

(a)	Regional revenue is based on the domicile of clients.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS (in millions, except headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
INCOME STATEMENT
REVENUE
Principal transactions	$745	$1,298	$587	$1,143	$(69)	(43)%	NM %	$2,043	$478	327%
Securities gains	837	102	1,199	99	990	NM	(15)	939	1,600	(41)
All other income	265	78	(24)	(29)	182	240	46	343	306	12

Noninterest revenue	1,847	1,478	1,762	1,213	1,103	25	67	3,325	2,384	39
Net interest income	218	34	(131)	371	747	NM	(71)	252	1,823	(86)

TOTAL NET REVENUE (a)	2,065	1,512	1,631	1,584	1,850	37	12	3,577	4,207	(15)

Provision for credit losses	(9)	(10)	2	(3)	(2)	10	(350)	(19)	15	NM

NONINTEREST EXPENSE
Compensation expense	614	657	538	574	770	(7)	(20)	1,271	1,245	2
Noncompensation expense (b)	2,097	1,143	2,352	1,927	1,468	83	43	3,240	4,509	(28)

Subtotal	2,711	1,800	2,890	2,501	2,238	51	21	4,511	5,754	(22)
Net expense allocated to other businesses	(1,270)	(1,238)	(1,191)	(1,227)	(1,192)	(3)	(7)	(2,508)	(2,372)	(6)

TOTAL NONINTEREST EXPENSE	1,441	562	1,699	1,274	1,046	156	38	2,003	3,382	(41)

Income/(loss) before income tax expense/(benefit)	633	960	(70)	313	806	(34)	(21)	1,593	810	97
Income tax expense/(benefit) (c)	131	238	(99)	(35)	153	(45)	(14)	369	(71)	NM

NET INCOME	$502	$722	$29	$348	$653	(30)	(23)	$1,224	$881	39

MEMO:
TOTAL NET REVENUE
Private equity	$796	$699	$355	$721	$48	14	NM	$1,495	$163	NM
Corporate	1,269	813	1,276	863	1,802	56	(30)	2,082	4,044	(49)

TOTAL NET REVENUE	$2,065	$1,512	$1,631	$1,584	$1,850	37	12	$3,577	$4,207	(15)

NET INCOME/(LOSS)
Private equity	$444	$383	$178	$344	$11	16	NM	$827	$66	NM
Corporate	58	339	(149)	4	642	(83)	(91)	397	815	(51)

TOTAL NET INCOME	$502	$722	$29	$348	$653	(30)	(23)	$1,224	$881	39

Headcount	21,444	20,927	20,030	19,756	19,482	2	10	21,444	19,482	10

(a)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $69 million, $64 million, $63 million, $58 million and $57 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and $133 million and $105 million for year-to-date 2011 and 2010, respectively,

(b)	Includes litigation expense of $1.3 billion, $0.4 billion, $1.5 billion, $1.3 billion and $0.7 billion for the quarters ending June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and $1.6 billion and $3.0 billion for year-to-date 2011 and 2010, respectively.

(c)	Income tax expense/(benefit) in the third quarter of 2010 includes tax benefits recognized upon the resolution of tax audits.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains (a)	$837	$102	$1,199	$99	$989	NM %	(15)%	$939	$1,599	(41)%
Investment securities portfolio (average)	335,543	313,319	322,218	321,428	320,578	7	5	324,492	325,553	—
Investment securities portfolio (ending)	318,237	328,013	310,801	334,140	305,288	(3)	4	318,237	305,288	4
Mortgage loans (average)	12,731	11,418	10,117	9,174	8,539	11	49	12,078	8,352	45
Mortgage loans (ending)	13,243	12,171	10,739	9,550	8,900	9	49	13,243	8,900	49

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains	$1,219	$171	$1,039	$179	$78	NM	NM	$1,390	$191	NM
Unrealized gains/(losses) (b)	(726)	370	(781)	561	(7)	NM	NM	(356)	(82)	(334)

Total direct investments	493	541	258	740	71	(9)	NM	1,034	109	NM
Third-party fund investments	323	186	129	10	4	74	NM	509	102	399

Total private equity gains/(losses) (c)	$816	$727	$387	$750	$75	12	NM	$1,543	$211	NM

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$670	$731	$875	$1,152	$873	(8)	(23)
Cost	595	649	732	985	901	(8)	(34)
Quoted public value	721	785	935	1,249	974	(8)	(26)
Privately-held direct securities
Carrying value	5,680	7,212	5,882	6,388	5,464	(21)	4
Cost	6,891	7,731	6,887	6,646	6,507	(11)	6
Third-party fund investments (d)
Carrying value	2,481	2,179	1,980	1,814	1,782	14	39
Cost	2,464	2,461	2,404	2,356	2,315	—	6

Total private equity portfolio
Carrying value	$8,831	$10,122	$8,737	$9,354	$8,119	(13)	9
Cost	$9,950	$10,841	$10,023	$9,987	$9,723	(8)	2

(a)	Reflects repositioning of the Corporate investment securities portfolio.

(b)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(c)	Included in principal transactions revenue in the Consolidated Statements of Income.

(d)	Unfunded commitments to third-party private equity funds were $0.9 billion, $0.9 billion, $1.0 billion, $1.1 billion and $1.2 billion at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION (in millions)

						June 30, 2011
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2011	2011	2010	2010	2010	2011	2010
CREDIT EXPOSURE
Wholesale
Loans retained	$244,224	$229,648	$222,510	$217,582	$212,987	6%	15%
Loans held-for-sale and loans at fair value	4,599	6,359	5,123	3,015	3,839	(28)	20

Total wholesale loans (a)(b)	248,823	236,007	227,633	220,597	216,826	5	15
Consumer, excluding credit card
Loans, excluding PCI loans and held-for sale loans
Home equity	82,751	85,253	88,385	91,728	94,761	(3)	(13)
Prime mortgage, including option ARMs	74,276	74,682	74,539	74,205	75,023	(1)	(1)
Subprime mortgage	10,441	10,841	11,287	12,009	12,597	(4)	(17)
Auto	46,796	47,411	48,367	48,186	47,548	(1)	(2)
Business banking	17,141	16,957	16,812	16,568	16,604	1	3
Student and other	14,770	15,089	15,311	15,583	15,795	(2)	(6)

Total loans, excluding PCI loans and loans held-for-sale	246,175	250,233	254,701	258,279	262,328	(2)	(6)
Loans — PCI: (c)
Home equity	23,535	23,973	24,459	24,982	25,471	(2)	(8)
Prime mortgage	16,200	16,725	17,322	17,904	18,512	(3)	(12)
Subprime mortgage	5,187	5,276	5,398	5,496	5,662	(2)	(8)
Option ARMs	24,072	24,791	25,584	26,370	27,256	(3)	(12)

Total loans — PCI	68,994	70,765	72,763	74,752	76,901	(3)	(10)
Total loans — retained	315,169	320,998	327,464	333,031	339,229	(2)	(7)
Loans held-for-sale (d)	221	188	154	467	434	18	(49)

Total consumer, excluding credit card loans	315,390	321,186	327,618	333,498	339,663	(2)	(7)

Credit card
Loans retained	125,523	124,791	135,524	136,436	142,994	1	(12)
Loans held-for-sale	—	4,012	2,152	—	—	NM	—

Total credit card (b)	125,523	128,803	137,676	136,436	142,994	(3)	(12)

Total consumer loans (e)	440,913	449,989	465,294	469,934	482,657	(2)	(9)

Total loans	689,736	685,996	692,927	690,531	699,483	1	(1)

Derivative receivables	77,383	78,744	80,481	97,293	80,215	(2)	(4)
Receivables from customers and interests in purchased receivables (f)	32,678	38,230	32,932	26,025	24,802	(15)	32

Total credit-related assets	110,061	116,974	113,413	123,318	105,017	(6)	5
Wholesale lending-related commitments	365,689	355,561	346,079	338,612	324,552	3	13

TOTAL	$1,165,486	$1,158,531	$1,152,419	$1,152,461	$1,129,052	1	3

Memo: Total by category
Total wholesale exposure (g)	$724,573	$708,542	$687,125	$682,527	$646,395	2	12
Total consumer loans (h)	440,913	449,989	465,294	469,934	482,657	(2)	(9)

Total	$1,165,486	$1,158,531	$1,152,419	$1,152,461	$1,129,052	1	3

(a)	Includes IB, CB, TSS, AM and Corporate/Private Equity.

(b)	Effective January 1, 2011, the commercial card business that was previously in TSS was transferred to CS. There is no material impact on the financial data; prior-year periods were not revised.

(c)	PCI loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the underlying loans as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

(d)	Included prime mortgages of $221 million, $188 million, $154 million, $428 million and $185 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and student loans of $39 million and $249 million at September 30, 2010 and June 30, 2010, respectively (all other periods presented were zero).

(e)	Includes RFS, CS and residential real estate loans reported in Corporate/Private Equity.

(f)	Receivables from customers represent primarily margin loans to prime and retail brokerage customers, which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(g)	Primarily represents total wholesale loans, wholesale lending-related commitments, derivative receivables and receivables from customers.

(h)	Represents total consumer loans and excludes consumer lending-related commitments.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						June 30, 2011
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2011	2011	2010	2010	2010	2011	2010
NONPERFORMING ASSETS AND RATIOS
Wholesale
Loans retained	$3,362	$4,578	$5,510	$5,231	$5,285	(27)%	(36)%
Loans held-for-sale and loans at fair value	214	289	496	409	375	(26)	(43)

Total wholesale loans	3,576	4,867	6,006	5,640	5,660	(27)	(37)

Consumer, excluding credit card
Home equity	1,308	1,263	1,263	1,251	1,211	4	8
Prime mortgage, including option ARMs	4,024	4,166	4,320	4,857	5,062	(3)	(21)
Subprime mortgage	2,058	2,106	2,210	2,649	3,115	(2)	(34)
Auto	111	120	141	145	155	(8)	(28)
Business banking	770	810	832	895	905	(5)	(15)
Student and other	79	107	67	64	68	(26)	16

Total consumer, excluding credit card	8,350	8,572	8,833	9,861	10,516	(3)	(21)
Total credit card	2	2	2	2	3	—	(33)
Total consumer nonaccrual loans (a)(b)	8,352	8,574	8,835	9,863	10,519	(3)	(21)

Total nonaccrual loans	11,928	13,441	14,841	15,503	16,179	(11)	(26)

Derivative receivables	22	21	34	255	315	5	(93)
Assets acquired in loan satisfactions	1,290	1,524	1,682	1,898	1,662	(15)	(22)

Total nonperforming assets (a)	13,240	14,986	16,557	17,656	18,156	(12)	(27)
Wholesale lending-related commitments (c)	793	895	1,005	1,344	1,195	(11)	(34)

Total (a)	$14,033	$15,881	$17,562	$19,000	$19,351	(12)	(27)

Total nonaccrual loans to total loans	1.73%	1.96%	2.14%	2.25%	2.31%
Total wholesale nonaccrual loans to total wholesale loans	1.44	2.06	2.64	2.56	2.61
Total consumer, excluding credit card nonaccrual loans to total consumer, excluding credit card loans	2.65	2.67	2.70	2.96	3.10

NONPERFORMING ASSETS BY LOB
Investment Bank	$1,788	$2,741	$3,770	$2,789	$2,726	(35)	(34)
Retail Financial Services (b)	9,264	9,755	10,121	11,255	11,731	(5)	(21)
Card Services	2	2	2	2	3	—	(33)
Commercial Banking	1,831	2,134	2,197	3,227	3,285	(14)	(44)
Treasury & Securities Services	3	11	12	14	14	(73)	(79)
Asset Management	264	263	382	299	337	—	(22)
Corporate/Private Equity (d)	88	80	73	70	60	10	47

TOTAL	$13,240	$14,986	$16,557	$17,656	$18,156	(12)	(27)

(a)	At June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $9.1 billion, $8.8 billion, $9.4 billion, $9.2 billion and $8.9 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $2.4 billion, $2.3 billion, $1.9 billion, $1.7 billion and $1.4 billion, respectively; and (3) student loans insured by U.S. government agencies under the FFELP of $558 million, $615 million, $625 million, $572 million and $447 million, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(b)	Excludes PCI loans acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing. Also excludes loans held-for-sale and loans at fair value.

(c)	The amounts in nonperforming represent unfunded commitments that are risk rated as nonaccrual.

(d)	Predominantly relates to retained prime mortgage loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							2Q11 Change				2011 Change
	2Q11	1Q11	4Q10		3Q10	2Q10	1Q11	2Q10	2011	2010	2010
GROSS CHARGE-OFFS
Wholesale loans	$134	$253	$414		$297	$264	(47)%	(49)%	$387	$1,278	(70)%
Consumer loans, excluding credit card	1,357	1,460	2,277		1,677	1,874	(7)	(28)	2,817	4,429	(36)
Credit card loans	2,131	2,631	2,980		3,485	4,063	(19)	(48)	4,762	8,945	(47)

Total loans	$3,622	$4,344	$5,671		$5,459	$6,201	(17)	(42)	$7,966	$14,652	(46)

RECOVERIES
Wholesale loans	$54	$88	$143		$31	$33	(39)	64	$142	$88	61
Consumer loans, excluding credit card	144	131	115		131	112	10	29	275	228	21
Credit card loans	321	405	309		352	342	(21)	(6)	726	712	2

Total loans	$519	$624	$567		$514	$487	(17)	7	$1,143	$1,028	11

NET CHARGE-OFFS
Wholesale loans	$80	$165	$271		$266	$231	(52)	(65)	$245	$1,190	(79)
Consumer loans, excluding credit card	1,213	1,329	2,162	(b)	1,546	1,762	(9)	(31)	2,542	4,201	(39)
Credit card loans	1,810	2,226	2,671		3,133	3,721	(19)	(51)	4,036	8,233	(51)

Total loans	$3,103	$3,720	$5,104	(b)	$4,945	$5,714	(17)	(46)	$6,823	$13,624	(50)

NET CHARGE-OFF RATES
Wholesale retained loans	0.14%	0.30%	0.49%		0.49%	0.44%			0.21%	1.14%
Consumer retained loans, excluding credit card	1.53	1.66	2.60	(b)	1.83	2.06			1.60	2.44
Credit card retained loans	5.82	6.97	7.85		8.87	10.20			6.40	10.99
Total retained loans	1.83	2.22	2.95	(b)	2.84	3.28			2.02	3.88
Consumer retained loans, excluding credit card and PCI loans (a)	1.96	2.14	3.34	(b)	2.36	2.66			2.05	3.16
Consumer retained loans, excluding PCI loans (a)	3.25	3.77	4.89		4.64	5.34			3.52	5.98
Total retained loans, excluding PCI loans (a)	2.04	2.48	3.31	(b)	3.19	3.69			2.26	4.36

Memo: Average Retained Loans
Wholesale loans	$237,511	$226,544	$219,750		$213,979	$209,016	5	14	$232,058	$210,300	10
Consumer retained loans, excluding credit card	317,862	323,961	330,524		336,078	343,847	(2)	(8)	320,894	347,483	(8)
Credit card retained loans	124,762	129,535	134,999		140,059	146,302	(4)	(15)	127,136	151,020	(16)

Total average retained loans	$680,135	$680,040	$685,273		$690,116	$699,165	—	(3)	$680,088	$708,803	(4)

Consumer retained loans, excluding credit card and PCI loans (a)	$248,028	$252,403	$256,884		$260,394	$265,818	(2)	(7)	$250,203	$268,365	(7)
Consumer retained loans, excluding PCI loans (a)	372,790	381,938	391,883		400,453	412,120	(2)	(10)	377,339	419,384	(10)
Total retained loans, excluding PCI loans (a)	610,246	608,432	611,572		614,346	621,035	—	(2)	609,344	629,574	(3)

(a)	Charge-offs are not recorded on PCI loans until actual losses exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. To date, no charge-offs have been recorded for these loans.

(b)	Net charge-offs and net charge-off rates for the fourth quarter of 2010 include the effect of $632 million of charge-offs related to an adjustment of the estimated net realizable value of the collateral underlying delinquent residential home loans. Excluding this adjustment, net charge-offs for the fourth quarter of 2010 were $1.5 billion for total consumer, excluding credit card loans, and $4.5 billion for total loans. Net charge-off rates excluding this adjustment were 1.84% for total consumer, excluding credit card, 2.59% for total retained loans, 2.36% for total consumer, excluding credit card and PCI loans, and 2.90% for total retained loans, excluding PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$29,750	$32,266	$34,161	$35,836	$38,186	(8)%	(22)%	$32,266	$31,602	2%
Cumulative effect of change in accounting principles (a)	—	—	—	—	—	—	—	—	7,494	NM
Net charge-offs	3,103	3,720	5,104	4,945	5,714	(17)	(46)	6,823	13,624	(50)
Provision for loan losses	1,872	1,196	3,207	3,244	3,380	57	(45)	3,068	10,371	(70)
Other	1	8	2	26	(16)	(88)	NM	9	(7)	NM

Ending balance	$28,520	$29,750	$32,266	$34,161	$35,836	(4)	(20)	$28,520	$35,836	(20)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$688	$717	$873	$912	$940	(4)	(27)	$717	$939	(24)
Cumulative effect of change in accounting principles (a)	—	—	—	—	—	—	—	—	(18)	NM
Provision for lending-related commitments	(62)	(27)	(164)	(21)	(17)	(130)	(265)	(89)	2	NM
Other	—	(2)	8	(18)	(11)	NM	NM	(2)	(11)	82

Ending balance	$626	$688	$717	$873	$912	(9)	(31)	$626	$912	(31)

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,178	$1,330	$1,863	$1,976	$2,149	(11)	(45)
Retail Financial Services	16,358	16,453	16,453	16,154	16,152	(1)	1
Card Services	8,042	9,041	11,034	13,029	14,524	(11)	(45)
Commercial Banking	2,614	2,577	2,552	2,661	2,686	1	(3)
Treasury & Securities Services	74	69	65	54	48	7	54
Asset Management	222	257	267	257	250	(14)	(11)
Corporate/Private Equity	32	23	32	30	27	39	19

Total	$28,520	$29,750	$32,266	$34,161	$35,836	(4)	(20)

(a)	Effective January 1, 2010, the Firm adopted accounting guidance related to VIEs. Upon the adoption of the guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, its Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related. As a result of the consolidation, $7.5 billion of allowance for loan losses were recorded on balance sheet with the consolidation of these entities.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS
						2Q11 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific	$749	$1,030	$1,574	$1,246	$1,324	(27)%	(43)%
Formula-based	3,342	3,204	3,187	3,717	3,824	4	(13)

Total wholesale	4,091	4,234	4,761	4,963	5,148	(3)	(21)

Consumer, excluding credit card
Asset specific (a)(b)	1,049	1,067	1,075	1,088	1,091	(2)	(4)
Formula-based (b)	10,397	10,467	10,455	12,270	12,262	(1)	(15)
PCI	4,941	4,941	4,941	2,811	2,811	—	76

Total consumer, excluding credit card	16,387	16,475	16,471	16,169	16,164	(1)	1

Credit card
Asset specific (b)	3,451	3,819	4,069	4,573	4,846	(10)	(29)
Formula-based (b)	4,591	5,222	6,965	8,456	9,678	(12)	(53)

Total credit card	8,042	9,041	11,034	13,029	14,524	(11)	(45)

Total consumer	24,429	25,516	27,505	29,198	30,688	(4)	(20)

Total allowance for loan losses	28,520	29,750	32,266	34,161	35,836	(4)	(20)
Allowance for lending-related commitments	626	688	717	873	912	(9)	(31)

Total allowance for credit losses	$29,146	$30,438	$32,983	$35,034	$36,748	(4)	(21)

CREDIT RATIOS
Wholesale allowance to total wholesale retained loans	1.68%	1.84%	2.14%	2.28%	2.42%
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	5.20	5.13	5.03	4.86	4.76
Credit card allowance to total credit card retained loans	6.41	7.24	8.14	9.55	10.16
Allowance to total retained loans	4.16	4.40	4.71	4.97	5.15
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (c)	196	192	186	164	154
Allowance, excluding credit card allowance, to retained non- accrual loans, excluding credit card nonaccrual loans (c)	175	157	148	140	135
Allowance to total retained nonaccrual loans	243	226	225	226	227

CREDIT RATIOS excluding PCI loans (d)
Consumer, excluding credit card allowance, to total consumer, excluding credit card retained loans	4.65	4.61	4.53	5.17	5.09
Allowance to total retained loans	3.83	4.10	4.46	5.12	5.34
Consumer, excluding credit card allowance, to consumer, excluding credit card retained nonaccrual loans (c)	137	135	131	135	127
Allowance, excluding credit card allowance to retained non- accrual loans, excluding credit card nonaccrual loans (c)	133	120	114	121	117
Allowance to total retained nonaccrual loans	201	189	190	208	209

(a)	The asset-specific consumer, excluding credit card allowance for loan losses, includes troubled debt restructuring reserves of $962 million, $970 million, $985 million, $980 million and $946 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.

(b)	At December 31, 2010, the Firm’s allowance for loan losses on all impaired credit card loans was reclassified to the asset-specific allowance. This reclassification had no incremental impact on the Firm’s allowance for loan losses. Prior periods have been revised to reflect the current presentation.

(c)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the FFIEC, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(d)	Excludes the impact of PCI loans that were acquired as part of the Washington Mutual transaction.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(142)	$(409)	$(140)	$(158)	$(418)	65%	66%	$(551)	$(895)	38%
Commercial Banking	73	51	184	192	(143)	43	NM	124	61	103
Treasury & Securities Services	5	7	11	6	(8)	(29)	NM	12	(39)	NM
Asset Management	7	5	22	23	15	40	(53)	12	46	(74)
Corporate/Private Equity	2	(13)	—	(1)	(1)	NM	NM	(11)	15	NM

Total wholesale	(55)	(359)	77	62	(555)	85	90	(414)	(812)	49

Retail Financial Services	1,128	1,326	2,457	1,551	1,715	(15)	(34)	2,454	5,450	(55)
Corporate/Private Equity	(11)	3	2	(2)	(1)	NM	NM	(8)	—	NM

Total consumer, excluding credit card	1,117	1,329	2,459	1,549	1,714	(16)	(35)	2,446	5,450	(55)
Card Services	810	226	671	1,633	2,221	258	(64)	1,036	5,733	(82)

Total consumer	1,927	1,555	3,130	3,182	3,935	24	(51)	3,482	11,183	(69)

Total provision for loan losses	$1,872	$1,196	$3,207	$3,244	$3,380	57	(45)	$3,068	$10,371	(70)

LENDING-RELATED COMMITMENTS
Investment Bank	$(41)	$(20)	$(131)	$16	$93	(105)	NM	$(61)	$108	NM
Commercial Banking	(19)	(4)	(32)	(26)	(92)	(375)	79	(23)	(82)	72
Treasury & Securities Services	(7)	(3)	(1)	(8)	(8)	(133)	13	(10)	(16)	38
Asset Management	5	—	1	—	(10)	NM	NM	5	(6)	NM
Corporate/Private Equity	—	—	—	—	—	—	—	—	—	—

Total wholesale	(62)	(27)	(163)	(18)	(17)	(130)	(265)	(89)	4	NM

Retail Financial Services	—	—	(1)	(3)	—	—	—	—	(2)	NM
Corporate/Private Equity	—	—	—	—	—	—	—	—	—	—

Total consumer, excluding credit card	—	—	(1)	(3)	—	—	—	—	(2)	NM
Card Services	—	—	—	—	—	—	—	—	—	—

Total consumer	—	—	(1)	(3)	—	—	—	—	(2)	NM

Total provision for lending-related commitments	$(62)	$(27)	$(164)	$(21)	$(17)	(130)	(265)	$(89)	$2	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(183)	$(429)	$(271)	$(142)	$(325)	57	44	$(612)	$(787)	22
Commercial Banking	54	47	152	166	(235)	15	NM	101	(21)	NM
Treasury & Securities Services	(2)	4	10	(2)	(16)	NM	88	2	(55)	NM
Asset Management	12	5	23	23	5	140	140	17	40	(58)
Corporate/Private Equity	2	(13)	—	(1)	(1)	NM	NM	(11)	15	NM

Total wholesale	(117)	(386)	(86)	44	(572)	70	80	(503)	(808)	38

Retail Financial Services	1,128	1,326	2,456	1,548	1,715	(15)	(34)	2,454	5,448	(55)
Corporate/Private Equity	(11)	3	2	(2)	(1)	NM	NM	(8)	—	NM

Total consumer, excluding credit card	1,117	1,329	2,458	1,546	1,714	(16)	(35)	2,446	5,448	(55)
Card Services	810	226	671	1,633	2,221	258	(64)	1,036	5,733	(82)

Total consumer	1,927	1,555	3,129	3,179	3,935	24	(51)	3,482	11,181	(69)

Total provision for credit losses	$1,810	$1,169	$3,043	$3,223	$3,363	55	(46)	$2,979	$10,373	(71)

JPMORGAN CHASE & CO. MARKET RISK-RELATED INFORMATION (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
95% CONFIDENCE LEVEL- AVERAGE IB TRADING VAR, CREDIT PORTFOLIO VAR AND OTHER VAR
IB VaR by risk type:
Fixed income	$45	$49	$53	$72	$64	(8)%	(30)%	$47	$66	(29)%
Foreign exchange	9	11	10	9	10	(18)	(10)	10	12	(17)
Equities	25	29	23	21	20	(14)	25	27	22	23
Commodities and other	16	13	14	13	20	23	(20)	15	18	(17)
Diversification benefit to IB trading VaR (a)	(37)	(38)	(38)	(38)	(42)	3	12	(38)	(46)	17

IB Trading VaR (b)	58	64	62	77	72	(9)	(19)	61	72	(15)

Credit portfolio VaR (c)	27	26	26	30	27	4	—	27	23	17
Diversification benefit to IB trading and credit portfolio VaR (a)	(8)	(7)	(10)	(8)	(9)	(14)	11	(8)	(9)	11

Total IB trading and credit portfolio VaR	77	83	78	99	90	(7)	(14)	80	86	(7)

Mortgage Banking VaR (d)	20	16	17	24	24	25	(17)	18	25	(28)
Chief Investment Office (“CIO”) VaR (e)	51	60	49	53	72	(15)	(29)	56	71	(21)
Diversification benefit to total other VaR (a)	(10)	(14)	(10)	(15)	(14)	29	29	(12)	(14)	14

Total other VaR	61	62	56	62	82	(2)	(26)	62	82	(24)

Diversification benefit to total IB and other VaR (a)	(44)	(57)	(39)	(52)	(79)	23	44	(51)	(73)	30

Total IB and other VaR (f)	$94	$88	$95	$109	$93	7	1	$91	$95	(4)

(a)	Average value-at-risk (“VaR”) was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(b)	IB Trading VaR includes substantially all trading activities in IB, including the credit spread sensitivity of certain mortgage products and syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. IB Trading VaR does not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Credit portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market (“MTM”) hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not MTM.

(d)	Mortgage Banking VaR includes the Firm’s mortgage pipeline and warehouse, MSR and all related hedges.

(e)	CIO VaR includes positions, primarily in debt securities and credit products, used to manage structural risk and other risks, including interest rate, credit and mortgage risks arising from the Firm’s ongoing business activities.

(f)	Total IB and other VaR excludes the retained credit portfolio, which is not marked to market (but it does include hedges of those positions), and certain nontrading activity, such as principal investing (e.g., mezzanine financing, tax-oriented investments, etc.), and certain securities and investments held by Corporate/Private Equity, including private equity investments, capital management positions and longer-term corporate investments managed by the CIO.

JPMORGAN CHASE & CO. CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS (in millions, except ratio data)

							June 30, 2011
							Change		YEAR-TO-DATE
	Jun 30		Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30			2011 Change
	2011		2011	2010	2010	2010	2011	2010	2011	2010	2010
CAPITAL
Tier 1 capital	$148,880	(e)	$147,234	$142,450	$139,381	$137,077	1%	9%
Total capital	187,881	(e)	186,417	182,216	180,740	178,293	1	5
Tier 1 common capital (a)	121,209	(e)	119,598	114,763	110,842	108,175	1	12
Risk-weighted assets	1,197,280	(e)	1,192,536	1,174,978	1,170,158	1,131,030	—	6
Adjusted average assets (b)	2,129,510	(e)	2,041,153	2,024,515	1,975,479	1,983,839	4	7
Tier 1 capital ratio	12.4%	(e)	12.3%	12.1%	11.9%	12.1%
Total capital ratio	15.7	(e)	15.6	15.5	15.4	15.8
Tier 1 common capital ratio (a)	10.1	(e)	10.0	9.8	9.5	9.6
Tier 1 leverage ratio	7.0	(e)	7.2	7.0	7.1	6.9

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$175,079		$172,798	$168,306	$166,030	$162,968	1	7
Less: Goodwill	48,882		48,856	48,854	48,736	48,320	—	1
Less: Other intangible assets	3,679		3,857	4,039	3,982	4,178	(5)	(12)
Add: Deferred tax liabilities (d)	2,632		2,603	2,586	2,656	2,584	1	2

Total tangible common equity	$125,150		$122,688	$117,999	$115,968	$113,054	2	11

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$174,077		$169,415	$166,812	$163,962	$159,069	3	9	$171,759	$157,590	9%
Less: Goodwill	48,834		48,846	48,831	48,745	48,348	—	1	48,840	48,445	1
Less: Other intangible assets	3,738		3,928	4,054	4,094	4,265	(5)	(12)	3,833	4,285	(11)
Add: Deferred tax liabilities (d)	2,618		2,595	2,621	2,620	2,564	1	2	2,607	2,553	2

Total tangible common equity	$124,123		$119,236	$116,548	$113,743	$109,020	4	14	$121,693	$107,413	13

INTANGIBLE ASSETS (period-end)
Goodwill	$48,882		$48,856	$48,854	$48,736	$48,320	—	1
Mortgage servicing rights	12,243		13,093	13,649	10,305	11,853	(6)	3
Purchased credit card relationships	744		820	897	974	1,051	(9)	(29)
All other intangibles	2,935		3,037	3,142	3,008	3,127	(3)	(6)

Total intangibles	$64,804		$65,806	$66,542	$63,023	$64,351	(2)	1

DEPOSITS (period-end)
U.S. offices:
Noninterest-bearing	$287,654		$244,136	$228,555	$219,302	$208,064	18	38
Interest-bearing	469,618		468,654	455,237	435,405	433,764	—	8
Non-U.S. offices:
Noninterest-bearing	12,496		11,644	10,917	10,646	9,094	7	37
Interest-bearing	278,917		271,395	235,660	237,785	236,883	3	18

Total deposits	$1,048,685		$995,829	$930,369	$903,138	$887,805	5	18

(a)	The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. The Tier 1 common capital ratio, a non-GAAP financial measure, is Tier 1 common capital divided by risk-weighted assets. For further discussion of Tier 1 common capital ratio, see page 43.

(b)	Adjusted average assets, for purposes of calculating the leverage ratio, include total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(c)	ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of tangible common equity. In management’s view, these measures are meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity and in facilitating comparisons with competitors. For further discussion, see page 43.

(d)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

JPMORGAN CHASE & CO. MORTGAGE LOAN REPURCHASE LIABILITY (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q11 Change				2011 Change
	2Q11	1Q11	4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
REPURCHASE LIABILITY (a)
Summary of changes in repurchase liability:
Repurchase liability at beginning of period	$3,474	$3,285	$3,307	$2,332	$1,982	6%	75%	$3,285	$1,705	93%
Realized losses (b)	(241)	(231)	(371)	(489)	(317)	(4)	24	(472)	(563)	16
Provision for repurchase losses	398	420	349	1,464	667	(5)	(40)	818	1,190	(31)

Repurchase liability at end of period	$3,631	$3,474	$3,285	$3,307	$2,332	5	56	$3,631	$2,332	56

Outstanding repurchase demands and mortgage insurance rescission notices by counterparty type: (c)(d)
GSEs and other	$1,826	$1,321	$1,251	$1,333	$1,562	38	17	$1,826	$1,562	17
Mortgage insurers	1,093	1,240	1,121	1,007	1,319	(12)	(17)	1,093	1,319	(17)
Overlapping population (e)	(145)	(127)	(104)	(109)	(239)	(14)	39	(145)	(239)	39

Total	$2,774	$2,434	$2,268	$2,231	$2,642	14	5	$2,774	$2,642	5

Quarterly repurchase demands received by loan origination vintage: (c)(d)
Pre-2005	$32	$15	$39	$31	$37	113	(14)	$47	$54	(13)
2005	57	45	73	67	99	27	(42)	102	151	(32)
2006	363	158	198	213	300	130	21	521	539	(3)
2007	510	381	539	537	539	34	(5)	891	969	(8)
2008	301	249	254	191	186	21	62	550	284	94
Post-2008	89	94	65	46	53	(5)	68	183	73	151

Total	$1,352	$942	$1,168	$1,085	$1,214	44	11	$2,294	$2,070	11

(a)	For further details regarding the Firm’s repurchase liability, see Repurchase liability on pages 98-101 and Note 30, on pages 275-280, of JPMorgan Chase’s 2010 Annual Report.

(b)	Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expense. Make-whole settlements were $126 million, $115 million, $152 million, $225 million and $150 million for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, and June 30, 2010, respectively, and $241 million and $255 million for year-to-date 2011 and 2010, respectively.

(c)	Prior periods have been revised to include repurchase demands and mortgage insurance rescission notices related to certain loans sold or deposited into private-label securitizations. The Firm’s outstanding repurchase demands are predominantly from the GSEs.

(d)	Excludes amounts related to Washington Mutual.

(e)	Because the GSEs may make repurchase demands based on mortgage insurance rescission notices that remain unresolved, certain loans may be subject to both an unresolved mortgage insurance rescission notice and an unresolved repurchase demand.

JPMORGAN CHASE & CO. PER SHARE-RELATED INFORMATION (in millions, except per share and ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							2Q11 Change				2011 Change
	2Q11	1Q11		4Q10	3Q10	2Q10	1Q11	2Q10	2011	2010	2010
EARNINGS PER SHARE DATA
Basic earnings per share:
Net income	$5,431	$5,555		$4,831	$4,418	$4,795	(2)%	13%	$10,986	$8,121	35%
Less: Preferred stock dividends	158	157		157	160	163	1	(3)	315	325	(3)

Net income applicable to common equity	5,273	5,398		4,674	4,258	4,632	(2)	14	10,671	7,796	37
Less: Dividends and undistributed earnings allocated to participating securities	206	262		262	239	269	(21)	(23)	468	461	2

Net income applicable to common stockholders	$5,067	$5,136		$4,412	$4,019	$4,363	(1)	16	$10,203	$7,335	39

Total weighted-average basic shares outstanding	3,958.4	3,981.6		3,917.0	3,954.3	3,983.5	(1)	(1)	3,970.0	3,977.0	—

Net income per share	$1.28	$1.29		$1.13	$1.02	$1.10	(1)	16	$2.57	$1.84	40

Diluted earnings per share:
Net income applicable to common stockholders	$5,067	$5,136		$4,412	$4,019	$4,363	(1)	16	$10,203	$7,335	39

Total weighted-average basic shares outstanding	3,958.4	3,981.6		3,917.0	3,954.3	3,983.5	(1)	(1)	3,970.0	3,977.0	—
Add: Employee stock options, SARs and warrants (a)	24.8	32.5		18.2	17.6	22.1	(24)	12	28.6	23.2	23

Total weighted-average diluted shares outstanding (b)	3,983.2	4,014.1		3,935.2	3,971.9	4,005.6	(1)	(1)	3,998.6	4,000.2	—
Net income per share	$1.27	$1.28		$1.12	$1.01	$1.09	(1)	17	$2.55	$1.83	39

COMMON SHARES OUTSTANDING
Common shares — at period end	3,910.2	3,986.6		3,910.3	3,925.8	3,975.8	(2)	(2)	3,910.2	3,975.8	(2)
Cash dividends declared per share	$0.25	$0.25	(e)	$0.05	$0.05	$0.05	—	400	$0.50	$0.10	400
Book value per share	44.77	43.34		43.04	42.29	40.99	3	9	44.77	40.99	9
Dividend payout ratio	19%	20%		4%	5%	5%			19%	5%

SHARE PRICE (c)
High	$47.80	$48.36		$43.12	$41.70	$48.20	(1)	(1)	$48.36	$48.20	—
Low	39.24	42.65		36.21	35.16	36.51	(8)	7	39.24	36.51	7
Close	40.94	46.10		42.42	38.06	36.61	(11)	12	40.94	36.61	12
Market capitalization	160,083	183,783		165,875	149,418	145,554	(13)	10	160,083	145,554	10

STOCK REPURCHASE PROGRAM (d)
Aggregate repurchases	$3,479.8	$95.0		$685.2	$2,178.1	$135.3	NM	NM	$3,574.8	$135.3	NM
Common shares repurchased	80.3	2.1		17.9	56.5	3.5	NM	NM	82.4	3.5	NM
Average purchase price	$43.33	$45.66		$38.37	$38.52	$38.73	(5)	12	$43.39	$38.73	12

(a)	Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock. The aggregate number of shares issuable upon the exercise of such options and warrants was 53 million, 85 million, 233 million, 236 million and 224 million, for the quarters ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and 69 million and 232 million for the year-to-date 2011 and 2010, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)	Share prices shown for JPMorgan Chase’s common stock are from the New York Stock Exchange. JPMorgan Chase’s common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.

(d)	On March 18, 2011, the Board of Directors authorized the repurchase of up to $15.0 billion of the Firm’s common shares, of which up to $8.0 billion of common share repurchases is approved for 2011. The authorization commenced on March 22, 2011, and replaced the Firm’s previous $10.0 billion repurchase program. Management and the Board will continue to assess and make decisions regarding alternatives for deploying capital, as appropriate, over the course of the year. Any planned future dividend increases over the current level, or planned use of the stock repurchase program over the repurchases authorized for 2011, will be reviewed by the Firm with the banking regulators before taking action.

(e)	On March 18, 2011, the Board of Directors increased the Firm’s quarterly common stock dividend from $0.05 to $0.25 per share.

JPMORGAN CHASE & CO. NON-GAAP FINANCIAL MEASURES
The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.
(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)	The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of PCI loans.

(c)	Tangible common equity (“TCE”), a non-GAAP financial measure, represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of TCE. In management’s view, these measures are meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity, and in facilitating comparisons with competitors.

(d)	Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. Tier 1 Common Capital (“Tier 1 Common”) is defined as Tier 1 capital less elements of capital not in the form of common equity — such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 Common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 Common along with other capital measures to assess and monitor its capital position.

(e)	TSS Firmwide revenue includes certain TSS product revenue and liability balances reported in other lines of business, mainly CB, RFS and AM, related to customers who are also customers of those lines of business.

(f)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions.

(g)	Adjusted assets, a non-GAAP financial measure, equals total assets minus: (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of consolidated VIEs; (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; and (5) securities received as collateral. The amount of adjusted assets is presented to assist the reader in comparing IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
ACH: Automated Clearing House.
Allowance for loan losses to total loans: Represents period-end allowance for loan losses divided by retained loans.
Beneficial interests issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specific event (e.g., bankruptcy of the borrower), whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Chief Investment Office, and Corporate Other, which includes other centrally managed expense and discontinued operations.
FASB: Financial Accounting Standards Board.
Global Corporate Bank: TSS and IB formed a joint venture to create the Firm’s Global Corporate Bank. With a team of bankers, the Global Corporate Bank serves multinational clients by providing them access to TSS products and services and certain IB products, including derivatives, foreign exchange and debt. The cost of this effort and the credit that the Firm extends to these clients is shared between TSS and IB.
Interests in purchased receivables: Represents an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level, because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the MTM value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates credit risk for the Firm. When the MTM value is negative, JPMorgan Chase owes the counterparty; in this situation, the Firm has liquidity risk.
MSR risk management revenue: Includes changes in the fair value of the MSR asset due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
NA: Data is not applicable or available for the period presented.
Net charge-off rate: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.
Participating securities: Represents unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”), which are included in the earnings per share calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends.
Pre-provision profit: Pre-provision profit is total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
Pretax margin: Represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.
Principal transactions: Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held predominantly by IB for which the fair value option was elected. Principal transactions revenue also includes private equity gains and losses.
Purchased credit-impaired (“PCI”) loans: Acquired loans deemed to be credit-impaired under the FASB guidance for PCI loans. The guidance allows purchasers to aggregate credit-impaired loans acquired in the same fiscal quarter into one or more pools, provided that the loans have common risk characteristics (e.g., FICO score, geographic location). A pool is then accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows. Wholesale loans are determined to be credit-impaired if they meet the definition of an impaired loan under U.S. GAAP at the acquisition date. Consumer loans are determined to be credit-impaired based on specific risk characteristics of the loan, including product type, LTV ratios, FICO scores, and past due status.
Receivables from customers: Primarily represents margin loans to prime and retail brokerage customers which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets for the wholesale lines of business.
Reported basis: Financial statements prepared under U.S. GAAP, which excludes the impact of taxable-equivalent adjustments.
Retained loans: Loans that are held-for-investment excluding loans held-for-sale and loans at fair value.
Risk-weighted assets (“RWA”): Risk-weighted assets consist of on- and off-balance sheet assets that are assigned to one of several broad risk categories and weighted by factors representing their risk and potential for default. On-balance sheet assets are risk-weighted based on the perceived credit risk associated with the obligor or counterparty, the nature of any collateral, and the guarantor, if any. Off-balance sheet assets such as lending-related commitments, guarantees, derivatives and other applicable off-balance sheet positions are risk-weighted by multiplying the contractual amount by the appropriate credit conversion factor to determine the on-balance sheet credit equivalent amount, which is then risk-weighted based on the same factors used for on-balance sheet assets. Risk-weighted assets also incorporate a measure for the market risk related to applicable trading assets-debt and equity instruments, and foreign exchange and commodity derivatives. The resulting risk-weighted values for each of the risk categories are then aggregated to determine total risk-weighted assets.
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Troubled debt restructuring (“TDR”): Occurs when the Firm modifies the original terms of a loan agreement by granting a concession to a borrower that is experiencing financial difficulty.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk (“VaR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.
Washington Mutual transaction: On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank (“Washington Mutual”) from the FDIC. For additional information, see Note 2 on pages 166-170 of JPMorgan Chase’s 2010 Annual Report.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
INVESTMENT BANK (IB)
IB’s revenue comprises the following:
Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
Fixed income markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
Equities markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives, convertibles and Prime Services.
Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.
RETAIL FINANCIAL SERVICES (RFS)
Description of selected business metrics within Retail Banking:
Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
Sales specialists – Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
Mortgage banking revenue comprises the following:
Net production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans, other production-related fees and losses related to the repurchase of previously-sold loans.
Net mortgage servicing revenue includes the following components:
a)	Operating revenue comprises:
•	All gross income earned from servicing third-party mortgage loans, including stated service fees, excess service fees, late fees and other ancillary fees; and

•	Modeled servicing portfolio runoff (or time decay).
b)	Risk management comprises:
•	Changes in the fair value of the MSR asset due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and

•	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
RFS (continued)
Mortgage origination channels comprise the following:
Retail – Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by a banker in a Chase branch, real estate brokers, home builders or other third parties.
Wholesale – A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans. The Firm exited the broker channel during 2008.
Correspondent – Banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
Correspondent negotiated transactions (“CNTs”) – These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and periods of rising interest rates.
Deposit margin: Represents deposit-related net interest income expressed as a percentage of average deposits.
CARD SERVICES (CS)
Description of selected business metrics within CS:
Sales volume – Dollar amount of cardmember purchases, net of returns.
Open accounts – Cardmember accounts with charging privileges.
Merchant acquiring business – A business that processes bank card transactions for merchants.
Bank card volume – Dollar amount of transactions processed for merchants.
Total transactions – Number of transactions and authorizations processed for merchants.
Commercial Card provides a wide range of payment services to corporate and public sector clients worldwide through the commercial card products. Services include procurement, corporate travel and entertainment, expense management services, and Business-to-Business payment solutions.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
COMMERCIAL BANKING (CB)
CB Client Segments:
1.	Middle Market Banking covers corporate, municipal, financial institution and not-for-profit clients, with annual revenue generally ranging between $10 million and $500 million.

2.	Corporate Client Banking covers clients with annual revenue generally ranging between $500 million and $2 billion and focuses on clients that have broader investment banking needs.

3.	Commercial Term Lending primarily provides term financing to real estate investors/owners for multi-family properties as well as financing office, retail and industrial properties.

4.	Real Estate Banking provides full-service banking to investors and developers of institutional-grade real estate properties.

5.	Other primarily includes lending and investment activity within the Community Development Banking and Chase Capital segments.
CB Revenue:
1.	Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures, leases, commercial card products and standby letters of credit.

2.	Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, deposit products, sweeps and money market mutual funds.

3.	Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.

4.	Other product revenue primarily includes tax-equivalent adjustments generated from Community Development Banking segment activity and certain income derived from principal transactions.
Description of selected business metrics within CB:
1.	Liability balances include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

2.	IB revenue, gross represents total revenue related to investment banking products sold to CB clients.
TREASURY & SECURITIES SERVICES (TSS)
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of Treasury Services and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
Description of a business metric within TSS:
1.	Liability balances include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.
ASSET MANAGEMENT (AM)
Assets under management – Represent assets actively managed by AM on behalf of Private Banking, Institutional, and Retail clients. Includes ”committed capital not called”, on which AM earns fees. Excludes assets managed by American Century Companies, Inc. in which the Firm has a 40% ownership interest at June 30, 2011.
Assets under supervision – Represents assets under management, as well as custody, brokerage, administration and deposit accounts.
Multi-asset – Any fund or account that allocates assets under management to more than one asset class (e.g., long-term fixed income, equity, cash, real assets, private equity or hedge funds).
Alternative assets – The following types of assets constitute alternative investments – hedge funds, currency, real estate and private equity.
AM’s client segments comprise the following:
Institutional brings comprehensive global investment services – including asset management, pension analytics, asset/liability management and active risk budgeting strategies – to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
Private Banking offers investment advice and wealth management services to high- and ultra-high-net-worth individuals, families, money managers, business owners and small corporations worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.